                                                                   EXHIBIT 10.2





                      DEED OF TRUST AND SECURITY AGREEMENT

                      PRINCIPAL AMOUNT SECURED: $6,080,000

                                   DATED AS OF


                                OCTOBER 13, 1999


                                       BY


                               ALS NATIONAL, INC.
                             AS GRANTOR ("BORROWER")



                                       TO

                              STEVEN A. TEITELBAUM
                                   AS TRUSTEE

                               FOR THE BENEFIT OF

                           KEY CORPORATE CAPITAL INC.,
                       AS BENEFICIARY ("COLLATERAL AGENT")



THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED IN SECTION 13 HEREOF.

                      DEED OF TRUST AND SECURITY AGREEMENT

         THIS INSTRUMENT, dated as of September __, 1999 (as amended, modified, or supplemented from time to time, "THIS INSTRUMENT"), by (i) ALS NATIONAL, INC., a Delaware corporation (hereinafter, together with its successors and assigns, called the "BORROWER") which is duly qualified to transact business in the jurisdiction in which the real property referred to below is located, whose address is 450 Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, to (ii) STEVEN A. TEITELBAUM, an individual having an address at 51 Louisiana Avenue, N.W., Washington, D.C. 20001-2113 ("TRUSTEE"), for the benefit of (iii) KEY CORPORATE CAPITAL INC., a Michigan corporation, as collateral agent under the Credit Agreement referred to below (herein, together with its successors and assigns in such capacity, the "COLLATERAL AGENT"), whose address is 700 Fifth Avenue, Seattle, Washington 98104 (attention: Commercial Real Estate Services), for the benefit of the holders from time to time of the Indebtedness secured hereby (hereafter defined):

         PRELIMINARY STATEMENTS:

         (A) This Instrument is made pursuant to the Master Construction Line of Credit Agreement, dated as of October 6, 1998 (herein, as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Alternative Living Services, Inc., a Delaware corporation (herein, together with its successors and assigns, the "COMPANY"), the Borrowers party thereto, the financial institutions named as lenders therein (together with their successors and assigns, the "LENDERS"), and Key Corporate Capital Inc., as the Administrative Agent for the Lenders under the Credit Agreement).

         (B) Except as otherwise defined herein, terms which are defined in the Credit Agreement are used herein with the same meanings.

         (C) The Credit Agreement provides, among other things, for loans or advances or other extensions of credit (collectively, "LOANS") to or for the benefit of the Borrower with respect to the Property Covered by this instrument (as hereafter defined) of up to $6,080,000, with such loans or advances being evidenced by promissory notes (the "NOTES", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (D) The Borrower is a Subsidiary or Affiliate of the Company.

         (E) The Credit Agreement also provides for other Loans to the Borrower and to other Subsidiaries or Affiliates of the Company. The Borrower will derive financial benefits from such Loans, and this Instrument is made to induce the Lenders to make Loans to the Borrower as well as to make Loans to such other Subsidiaries and Affiliates of the Company.

         (F) It is a condition precedent to the making of Loans to the Borrower under the Credit Agreement with respect to the Property Covered by this Instrument that the Borrower shall have executed and delivered to the Collateral Agent this Instrument.

         (G) The Borrower desires to execute this Instrument to satisfy the condition described in the preceding paragraph.

         (H) The execution and delivery of this Instrument and the incurrence of Loans by the Borrower with respect to the Property Covered by this Instrument have been duly authorized by the Borrower, and all things necessary to make this Instrument a valid, binding and legal instrument according to its terms, have been done and performed.


         NOW, THEREFORE, in consideration of the sum of $1.00, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, received to the Borrower's full satisfaction from the Collateral Agent, and in consideration of the payments or loans or advances or other credit facilities made or to be made hereafter to or for the benefit of the Borrower by the Lenders, the Borrower DOES HEREBY MORTGAGE, CONVEY AND WARRANT does unto the Trustee, its successors-in-trust and assigns, in trust with power of sale, for the benefit of Collateral Agent, its successors and assigns, all of the following (collectively, the "PROPERTY COVERED BY THIS INSTRUMENT"):

                              GRANTING CLAUSE FIRST
                                  THE PREMISES

         The real property situated in Washington County, State of Maryland, described in Exhibit 1 attached hereto and made a part hereof by this reference thereto (the "PREMISES").


                             GRANTING CLAUSE SECOND
                        APPURTENANT RIGHTS AND EASEMENTS

         Any and all rights and easements now and/or hereafter created which are appurtenant to the Premises, including, but not limited to, rights of way, easements for ingress and egress, licenses, rights in streets, alleys, passages, water, water courses and riparian rights.


                              GRANTING CLAUSE THIRD
                      GROUND LEASES AND LEASEHOLD INTERESTS

         All rights and leasehold interests under the leases, if any (the "GROUND LEASES"), described in the instruments identified in Exhibit 1, attached hereto and made a part hereof by reference.


                             GRANTING CLAUSE FOURTH
                           BUILDINGS AND IMPROVEMENTS

         All buildings and improvements (such buildings and improvements, herein, "IMPROVEMENTS") of every kind and description now or hereafter erected or placed on the Premises; and all materials intended for construction, reconstruction, alteration and repairs of such Improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Property subject to this Instrument immediately upon the delivery thereof to the Premises; all fixtures and articles of personal property now or hereafter owned by the Borrower and attached to, or located on, and used in the operation or management of the Premises and the Improvements, including but not limited to all elevators, fittings, radiators, furniture, furnishings, apparatus, awnings, shades, blinds, office equipment, carpeting and other furnishings, and all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment and fixtures and appurtenances thereto; and all renewals or replacements thereof, proceeds therefrom, or articles in substitution therefor, whether or not the same are or shall be attached to such Improvements in any manner; it being mutually agreed that all the aforesaid property owned by the Borrower and placed by it on the Premises or in or about the Improvements shall, so far as permitted by law, be deemed to be fixtures and a part of the realty, security for the Indebtedness secured by this Instrument and, as to the balance of the property aforesaid, this Instrument is hereby deemed to be as well a security agreement for the purpose of creating hereby a security interest in such property, securing the Indebtedness, for the benefit of the Collateral Agent and the other holders from time to time of the Indebtedness secured hereby.

                              GRANTING CLAUSE FIFTH
                                  TENANT LEASES

         All leases, written or oral, and all agreements for use or occupancy of all or any portion of the Premises or the Improvements, together with any and all extensions and renewals thereof and any and all further leases, subleases, lettings or agreements (including subleases thereof and tenancies following attornment) upon or covering use or occupancy of all or any part of the Premises or the Improvements (all such leases, agreements, subleases, and tenancies sometimes collectively referred to herein as the "TENANT LEASES" and sometimes individually as a "TENANT LEASE").

                              GRANTING CLAUSE SIXTH
                            RENTS, INCOME AND PROFITS

         All of the rents, income, receipts, revenues, tolls, issues and profits now due or which may become due or to which the Borrower may now or hereafter (including during the period of redemption, if any, following foreclosure of this Instrument) become entitled or may demand or claim, arising or issuing from or out of the Tenant Leases or from or out of the Premises or the Improvements or any part thereof, or the operation thereof, including but not limited to: (i) security deposits, (ii) minimum rents, additional rents, parking rents, deficiency rents and liquidated damages following default by the tenants thereunder, (iii) other fees, income or revenues arising from the operation of the Improvements or any other activities conducted therefrom, whether from the sale or rental of equipment or other goods, the provision of services, or otherwise, (iv) any charge or premium payable by any tenant upon the exercise of a cancellation privilege contained in its Tenant Lease, (v) all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Improvements, (vi) any and all rights and claims of any kind which the Borrower has or hereafter may have against the tenants under the Tenant Leases and any subtenants and other occupants of the Premises and the Improvements or any portion thereof, (vii) any award granted the Borrower after the date hereof in any court proceeding involving any tenant in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court, and (viii) any and all payments made by any tenant in lieu of rent (any and all such moneys, rights and claims identified in this paragraph referred to herein sometimes as the "RENTS" and sometimes as the "RENT").


                             GRANTING CLAUSE SEVENTH
                      EQUIPMENT AND OTHER PERSONAL PROPERTY
                    RELATING TO THE PREMISES OR IMPROVEMENTS

         Without limitation of the foregoing, all right, title and interest of the Borrower in and to all of the following, whether now owned or held or hereafter acquired, and wherever located, in each case insofar as the same relate directly or indirectly in any way to the ownership of the Premises, or to the ownership, construction or operation of the Improvements, or to any other activities conducted therefrom: (i) all "equipment", "inventory" and other "goods", (ii) all "accounts", "chattel paper", "instruments" and "documents",
(iii) all "general intangibles" other than the "ALS Marks" as defined in the Management Contract for the Improvements and any other marks used by the Company in operating or managing assisted living residences, and (iv) all "proceeds" and "products" of any of the foregoing, in each case as such terms are defined in the Uniform Commercial Code of any applicable jurisdiction


                             GRANTING CLAUSE EIGHTH
                          EQUIPMENT AND VEHICLE LEASES

         Without limitation of the foregoing, all right, title and interest of the Borrower in and to any leases for equipment now or hereafter located at or used in connection with the Premises or the Improvements, and any leases for vehicles used in connection with the operation of the Improvements or other activities conducted therefrom, including without limitation all leases for office equipment, maintenance and operating equipment, medical equipment, recreational equipment, telephone and other communication equipment, security equipment, and furniture and furnishings of every kind and description.


                              GRANTING CLAUSE NINTH
                         MANAGEMENT AND OTHER CONTRACTS,
                            PLANS AND SPECIFICATIONS

         Without limitation of the foregoing, all right, title, and interest of the Borrower in and to (i) any management contract or similar agreement pertaining to the Premises and/or the Improvements, and all cash payments to be made to or for the account of Borrower pursuant thereto, and all proceeds thereof, (ii) any other contract or agreement (other than the Credit Documents) relating to the ownership, construction, use, operation, occupancy, or development of the Premises or the Improvements, or to any other activities conducted therefrom, including, without limitation, contracts with architects and contractors, and all proceeds thereof, and (iii) any plans, specifications or drawings pertaining to the construction or development of the Improvements.


                              GRANTING CLAUSE TENTH
                        PERMITS, LICENSES AND FRANCHISES

         Without limitation of the foregoing, all permits, licenses, franchises, privileges, grants, consents, building variances, certificates of occupancy or operation, and other authorizations or approvals, now or hereafter issued or granted by any governmental authority with respect to the ownership of the Premises, or with respect to the ownership, construction or operation of the Improvements, and any renewals or extensions of any of the foregoing, PROVIDED that the lien of this Instrument shall not apply to, and there shall be excluded from the ambit of this paragraph, any of the foregoing permits, licenses, franchises, privileges, grants, consents, building variances, certificates of occupancy or operation, and other authorizations or approvals, which, by their express terms or by reason of applicable law would become void or voidable if mortgaged or pledged by the Borrower hereunder.


                            GRANTING CLAUSE ELEVENTH
                               INSURANCE PROCEEDS

         All proceeds of all insurance now or hereafter carried by, or payable to, the Borrower with respect to the Premises and/or the Improvements, or otherwise now or hereafter payable with respect to any loss or damage of the Premises and/or the Improvements, and all claims or demands with respect thereto.


                             GRANTING CLAUSE TWELFTH
                            CONDEMNATION AWARDS, ETC.

         Without limitation of the foregoing, all awards and other compensation heretofore or hereafter to be made to the present and all subsequent owners of the property subject to this Instrument for any taking by eminent domain, either permanent or temporary, of all or any part of the Premises or any easement or appurtenance thereof, including severance and consequential damage and change in grade of streets, which such awards and compensation are hereby assigned to the Collateral Agent and Trustee; the Borrower hereby appoints the Trustee its Attorney-in-Fact, coupled with an interest, and authorizes, directs and empowers such Attorney, at the option of such Attorney, on behalf of the Borrower and its successors or assigns to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor (but not to adjust or compromise the claim) and, after deducting reasonable expenses of collection, to apply the net proceeds without penalty or premium as a credit upon any portion, as selected by the Collateral Agent and, of the Indebtedness secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that such Indebtedness is otherwise adequately secured.

         TO HAVE AND TO HOLD the Property Covered by this Instrument with the appurtenances thereunto belonging unto the Trustee, its successors-in-trust and assigns, forever, for the purposes and uses herein set forth, until such time as all of the Indebtedness and obligations secured hereby shall have been paid in full.

         The property, interests and rights hereinabove mentioned, whether owned in fee or held under lease, is hereinafter referred to as the "REAL PROPERTY" to the extent that the same is realty, and as the "PERSONAL PROPERTY COLLATERAL" to the extent that the same is personalty. The Real Property and the Personal Property Collateral collectively constitute the Property Covered by this Instrument. The Premises and the Improvements are sometimes referred to herein collectively as the "PROJECT".

         It is also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the Uniform Commercial Code, this Instrument shall constitute a security agreement and the Borrower agrees to execute, deliver and file or refile any financing statement, continuation statement, or other instruments the Collateral Agent may require from time to time to perfect or renew such security interest under the Uniform Commercial Code. This Instrument shall be effective as a financing statement and is to be filed for record in the Office of the County Recorder or County Clerk where the Premises are situated. The mailing address of the Borrower is set forth at the beginning of this Instrument and the address of the Collateral Agent from which information concerning the security interest may be obtained is the address of the Collateral Agent set forth at the beginning of this Instrument.

         The Borrower represents to and covenants with the Collateral Agent, its successors and assigns, that at and until the ensealing of these presents: (i) the Borrower is well seized of and has a good and indefeasible estate in fee simple in the Premises (other than any portion of the Premises which is the subject of a Ground Lease in favor of the Borrower); (ii) if the Borrower's interest in any portion of the Premises is held by it under a Ground Lease, the Borrower has a valid and subsisting leasehold estate in each of the properties covered by such Ground Lease; (iii) the Borrower has good title to the Personal Property Collateral; (iv) the Borrower and has good right to mortgage, warrant, bargain, sell and convey, and create a security interest in, the Property Covered by this Instrument in manner and form as herein written; (v) the Borrower will warrant and defend the Property Covered by this Instrument with the appurtenances thereunto belonging to the Collateral Agent, its successors and assigns, forever against all lawful claims, and demands whatsoever; (vi) the Property Covered by this Instrument is free and clear of all liens and encumbrances except only those listed in Exhibit 2, attached hereto and made a part hereof by reference; (vii) the Property Covered by this Instrument and the intended use thereof by the Borrower comply to the best of the Borrower's knowledge with all applicable restrictive covenants, zoning ordinances and building codes and flood disaster laws, and, to the extent that noncompliance therewith would materially adversely affect the ability of the Borrower to conduct its business on the Property Covered by this Instrument, or the value or marketability of the Property Covered by this Instrument, all applicable occupational, health and environmental and other applicable laws, rules and regulations of any other governmental authority whatsoever; and (viii) the Borrower will execute, acknowledge and deliver all necessary assurances to the Collateral Agent of the title to the Property Covered by this Instrument as provided above.

         If the Borrower hereafter acquires any real property, or any interest in real property, in addition to the Real Property, which is adjacent to, or contiguous with, or otherwise intended or required to be subjected to the lien of this Instrument, the Borrower will subject the same to the lien of this Instrument by instrument supplemental hereto, satisfactory in form and substance to the Collateral Agent and Trustee.

         The conditions of this Instrument are such that the Borrower has executed and delivered this Instrument for the purpose of securing the performance of its covenants and agreements contained herein and in any agreement or instrument made by it with respect to any Indebtedness secured hereby and to secure the payment when due (whether at the stated maturity, by acceleration or otherwise) of the following indebtedness, liabilities and obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due), now existing or hereafter arising (collectively, the "INDEBTEDNESS", the "INDEBTEDNESS SECURED BY THIS INSTRUMENT" or the "INDEBTEDNESS SECURED HEREBY"), ratably, although not necessarily in the order of priority set forth below:

         (a) the aggregate principal amount of $6,080,000, representing the Loans made or to be made to the Borrower under the Credit Agreement with respect to the Project, with interest thereon, as evidenced by the Notes, maturing on or prior to the 18th monthly anniversary of the date this Instrument is recorded in the real property records of the jurisdiction in which the Premises are located (unless such date is extended as provided in the Credit Agreement); and principal and interest on the Notes in respect of such Loans shall be payable as set forth therein and in the Credit Agreement;

         (b) all sums expended or advanced by or on behalf of the Collateral Agent pursuant to any term or provision of this Instrument or any other agreement or instrument relating to or securing any of the foregoing for the purpose of protecting or preserving the Property Covered by this Instrument or the priority of the Lien of this Instrument, including, all advances or disbursements of the Collateral Agent for the payment of taxes, levies, assessments, insurance, insurance premiums or costs incurred in the protection of the Property Covered by this Instrument;

         (c) all other liabilities, obligations and indebtedness of the Borrower incurred under or arising out of or in connection with the Credit Agreement and the other Credit Documents to which it is a party, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents;

         (d) all other liabilities, obligations and indebtedness of the Borrower and/or any other Credit Party under any Designated Hedge Agreement, whether relating to the Loans for the Project or to any other Project financed or to be financed pursuant to the Credit Agreement; and

         (e) all other liabilities, obligations and indebtedness of the Company and the other Borrowers incurred under or arising out of or in connection with the Credit Agreement and the other Credit Documents to which the Company or any other Borrower is a party, and the due performance and compliance by the Company and the other Borrowers with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents;

but only to the extent that the total unpaid Indebtedness secured by this Instrument, exclusive of liabilities and obligations referred to in the preceding clause (c), in the aggregate, exclusive of the interest thereon, does not exceed the maximum amount specified in this Instrument, which is $6,080,000, and as security for the payment of the Indebtedness secured hereby, the Borrower has granted to the Trustee hereunder a lien against the Property Covered by this Instrument. In accordance with the provisions of the Notes, the whole of the principal sum of the Loans made to finance the Project which are then unpaid may be declared and become due and payable upon the occurrence of an Event of Default hereunder or under the Credit Agreement. This Instrument is given for the purpose of creating a lien on the Property Covered by this Instrument and expressly is to secure the Indebtedness secured hereby, ratably, including but not limited to future advances, whether such advances are obligatory or to be made at the option of the Lenders or otherwise, to the same extent as if such future advances were made on the date of the execution of this Instrument. The total amount of the Indebtedness secured hereby may decrease or increase from time to time and the Lenders may hereafter, as described in this Instrument, at any time after this Instrument is delivered to the county recorder or county clerk for record, make additional loans or advances to the Borrower or otherwise make credit facilities available for the account of the Borrower or any the other Borrowers; PROVIDED, HOWEVER, that the total unpaid balance secured at any one time shall not exceed $6,080,000, plus interest thereon and any disbursements made for the payment of taxes, levies or insurance on the Property Covered by this Instrument with interest on such disbursements. Any such further loans or advances or credit facilities, with interest, shall be secured by this Instrument.

         PROVIDED, NEVERTHELESS, that if the Indebtedness secured hereby shall be paid in full when due, and if all of the provisions of the Credit Agreement and the other Credit Documents shall be timely performed and observed, then the lien of this Instrument and the interest of the Trustee in the Property Covered by this Instrument shall be released at the cost of the Borrower, but shall, except as otherwise provided herein, remain in full force and effect.

         The Borrower, intending to bind its successors and assigns, hereby covenants and agrees with the Collateral Agent and Trustee, its successors-in-trust and assigns, for its benefit and for the benefit of the holders of the Indebtedness secured hereby, as follows:

         1        PAYMENT OF LOANS, PERFORMANCE OF OBLIGATIONS, ETC. (a) The
Borrower shall pay the principal of and interest on its Loans incurred to finance the Project in accordance with the Credit Agreement.

         (b) The Borrower hereby irrevocably authorizes the Company to take any and all actions on behalf of the Borrower contemplated to be taken as provided in the Credit Agreement.

         (c) The Borrower hereby (i) undertakes and agrees to perform all of the obligations of a Borrower under the Credit Agreement, and (ii) agrees to be bound to all of the limitations, conditions, restrictions and other provisions of the Credit Agreement applicable to a Borrower.

         (d) The Borrower will keep and perform or cause to be kept and performed all covenants, agreements, conditions and stipulations contained in the other Credit Documents binding on or otherwise applicable to the Borrower under any of the other Credit Documents.

         (e) The Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness secured hereby and this Instrument and any requirement that the Collateral Agent or other holder of any of the Indebtedness secured hereby protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any other person, or any collateral, or pursue any other remedy in the power of the Collateral Agent or other holder of any of the Indebtedness secured hereby.

         2        GROUND LEASES. If the Borrower holds any interest in the
Premises under a Ground Lease, the Borrower shall maintain such Ground Lease in full force and effect and shall duly and punctually perform all of its obligations thereunder.

         3        ESCROW OF TAXES AND INSURANCE PREMIUMS. In order more fully to protect the security of this Instrument, the Borrower shall, subject to any provisions of any Ground Lease requiring payment of such amounts thereunder, pay to the Collateral Agent, in addition to any amounts otherwise payable by the Borrower hereunder in respect of the Indebtedness hereby secured, and concurrently therewith but not less frequently than monthly (on the first day of each month) until the Indebtedness is fully paid, the following sums:

                  (a) A sum equal to one-twelfth (1/12) of the estimated annual cost of all taxes, assessments and levies levied on the Real Property and one-twelfth (1/12) of the annual insurance premiums required to keep the buildings, fixtures and equipment of the Real Property insured as required by section 10 hereof against loss or damage for the benefit of, with loss payable to, and in the manner and amount approved by, the Collateral Agent, which monthly payments shall be credited to an escrow account, held by the Collateral Agent, without interest accruing thereon, from which the Collateral Agent shall pay each of the such particular items. The amount of the estimated monthly payment under this section may be adjusted from time to time so that the amount deposited by the Borrower shall approximate the total sum required annually for such taxes, assessments, levies and insurance premiums. This adjustment shall be made on the demand of the Collateral Agent and any deficiencies shall be paid by the Borrower upon the Collateral Agent's demand. If funds in the escrow account are insufficient to pay any taxes, assessments, levies or insurance premiums and the Borrower has failed, refused or neglected to pay the same as they become due, the Collateral Agent may, but shall have no obligation to, pay the same plus any interest or penalties due thereon. Any such amount so paid by the Collateral Agent shall be added to the Indebtedness forthwith with interest at the rate specified in section 2.9(c) of the Credit Agreement (hereinafter referred to as the "DEFAULT RATE"). No later than 10 days prior to the date when any installment of taxes and assessments is due, without penalty, interest, or delinquency, the Borrower shall present to the Collateral Agent the bill for any such installment of taxes and assessments and the Collateral Agent shall immediately draw a check on the escrow account, payable to the appropriate governmental authority, for the amount of such installment (to the extent such funds exist in the escrow account), and shall deliver such check to the Borrower. Upon receipt of such check by the Borrower, the Borrower shall pay and discharge the same, the Borrower shall submit to the Collateral Agent evidence of the due and punctual payment of such taxes, assessments, reassessments and other governmental charges as the Collateral Agent may require. Any deficiency in the fixed amount of any such aggregate monthly payment not paid as required shall constitute an Event of Default under this Instrument. In the event of a sale of the Property Covered by this Instrument, but without it being considered a waiver of any rights contained in section 6 hereof, any such funds then on deposit with the Collateral Agent, automatically and without necessity of further notice or written assignment, shall be transferred to and held thereafter for the account of the new owner to be applied in accordance with the foregoing; PROVIDED, HOWEVER, that in the event there are any defaults hereunder at the time of a sale of the Property Covered by this Instrument, such funds may be used by the Collateral Agent to satisfy such defaults. Any excess funds accumulated remaining after payment of the items therein mentioned shall be credited to subsequent monthly payments of the same nature required hereunder, but if any such item shall exceed the estimate therefor, the Borrower shall upon demand forthwith make good the deficiency. Failure to do so before the due date of such item shall be a default hereunder. If the Property Covered by this Instrument are sold under foreclosure or are otherwise acquired by the Collateral Agent after default, any remaining balance of the above accumulations shall, at the option of the Collateral




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

         Agent, be credited to the principal amount of the Indebtedness secured hereby as of the date such estates are acquired. The Borrower will also pay all taxes and assessments or charges which may be levied on the Indebtedness secured hereby or the interest therein excepting the federal income tax imposed under the laws of the United States and excepting state franchise and state income taxes. Any assessment which is payable in installments at the application of the Borrower shall, nevertheless, for the purposes of this section, be deemed due and payable by the Borrower in its entirety on the day the first installment becomes due or payable or a lien, unless the written approval of the Collateral Agent is obtained for any such installment payments of assessments.

                  (b)   Notwithstanding the provisions of section 3(a) above,
         (i) the Borrower shall have the right to contest in good faith any of such taxes and assessments upon posting with the Collateral Agent sufficient security, reasonably satisfactory to the Collateral Agent, for the payment thereof, with interest, costs and penalties, under written agreement conditioning payment of such contested taxes and assessments upon the resolution of such contest, or prior thereto if the continuance of such contest shall put the Property Covered by this Instrument or any part thereof in jeopardy of tax sale or forfeiture; and (ii) so long as there exists no Event of Default under this Instrument, the Borrower may make such payments of insurance premiums, taxes, assessments, levies, and other charges directly and without making the payments to the escrow account contemplated by section 3(a) above, but in the event of the occurrence and continuance of an Event of Default under this Instrument, the provisions set forth above in section 3(a) providing for payments to such escrow account shall be fully applicable and in full force and effect.

         4        REVENUE STAMPS; TAXES ON INDEBTEDNESS. (a) If at any time the
United States of America shall require internal revenue stamps to be affixed to any of the Indebtedness secured hereby, the Borrower will pay for the same with any interest or penalties imposed in connection herewith.

         (b) If at any time the United States or the State or Commonwealth in which the Real Property is located or any of their subdivisions having jurisdiction shall levy, assess or charge any tax, assessment or imposition upon this Instrument or the credit or Indebtedness secured hereby or the interest of the Collateral Agent in the Real Property or upon the Collateral Agent or any Lender by reason of or as holder of any of the foregoing, then the Indebtedness secured hereby and the accrued interest thereon shall be and become due and payable at the election of the Collateral Agent; PROVIDED, HOWEVER, that such election and the right to elect shall be unavailing if the Borrower lawfully may pay for such stamps or such tax, including interest and penalties thereon, to or for the benefit of the Collateral Agent and the other holders of the Indebtedness secured hereby, and the Borrower elects to pay and does, in fact, pay when payable, for all such stamps or such tax, as the case may be, including interest and penalties thereon, prior to any such election by the Collateral Agent. The Borrower further agrees to deliver to the Collateral Agent, at any time, upon demand, evidence of citizenship and such other evidence as may be required by any government agency having jurisdiction in order to determine whether the Indebtedness secured hereby is subject to or exempt from any such tax or any other governmental filing or reporting requirement.

         5        LIENS. (a) The Borrower shall not create or suffer to exist any lien, security interest, charge, restriction or other encumbrance affecting all or any portion of the Property Covered by this Instrument, and shall keep the Property Covered by this Instrument free and clear from any of the foregoing, EXCEPT FOR (1) the lien of this Instrument, (2) taxes and assessments which may be a lien but are not yet due and payable, (3) easements, licenses and similar rights granted in the ordinary course of business to suppliers of gas, oil, electricity, cable or satellite television, telephone, wireless communication and similar services, (4) purchase money liens on equipment and vehicles, and rights of lessors under Capital Leases of equipment or vehicles, in each case which are permitted under section 16(c) hereof, (5) such other matters of record as may be described in Exhibit 2 or as to which the Collateral Agent has otherwise specifically consented in writing, (6) mechanics' liens and other statutory liens which (w) secure amounts not more than 30 days overdue, or
(x) are being contested in accordance with section 5(b), or (y) are "bonded over" in a manner reasonably acceptable to the Collateral Agent, or (z) otherwise do not appear as exceptions on the Title Policy (and endorsements thereto) issued in favor of the Collateral Agent with respect hereto, and (7) Tenant Leases entered into in accordance with section 6 hereof.

         (b) If any lien, security interest, charge, restriction or other encumbrance affecting all or any portion of the Property Covered by this Instrument, not otherwise permitted by section 5(a), shall be filed in the real property records in which this instrument is recorded, the Borrower will have the same discharged of record either by payment, the bonding thereof or other lawful means. Without limitation of the foregoing, the Borrower will keep and maintain the Property Covered by this Instrument free from mechanics' liens and other statutory liens securing claims of all persons supplying labor, materials or services which will enter into or otherwise contribute to the construction of any and all buildings now being erected or which hereafter may be erected on the Real Property, notwithstanding by whom such labor or materials may have been contracted; PROVIDED, HOWEVER, that the Borrower shall have the right to contest in good faith any such mechanics' lien or statutory lien (i) so long as the continuance of such contest or litigation does not result in an order for the foreclosure of such lien, the forced sale of any of the Property Covered by this Instrument, or the forfeiture of the lien of this Instrument, and (ii) in the case of any such mechanics' lien or statutory lien involving a claim in excess of $100,000, there has been posted with the Collateral Agent sufficient security (in the form of a bond issued by a surety company or otherwise), satisfactory to the Collateral Agent, for the payment thereof, with interest, costs and penalties, under written agreement conditioning payment of such contested mechanics' lien or statutory lien upon the resolution of such contest, or prior thereto.

         6        TRANSFERS AND MERGERS; LEASES AND MANAGEMENT CONTRACTS, ETC.
The Borrower shall not (i) sell, assign, transfer or otherwise dispose of the Property Covered by this Instrument or any part thereof or interest therein, or
(ii) merge or consolidate with any other person, or (iii) amend, modify, terminate or surrender any Ground Lease, or (iv) enter into any management contract or similar agreement under which any person other than the Borrower shall have the right to manage the operation of the Project, or (v) lease all or any portion of the Property Covered by this Instrument to any other person, pursuant to a Tenant Lease, or otherwise, or permit any of its lessees or sublessees to do so, or (vi) enter into any contract or agreement to do any of the foregoing, expressly including, without limitation, any land contract, lease/purchase, lease/option or option agreement, without, in each such case, first obtaining the written consent of the Collateral Agent; EXCEPT, HOWEVER, that the Borrower shall have the right, without such consent, to

                  (A) sell, assign or transfer all of its right title and interest in the Property Covered by this Instrument to the Company or to another Affiliate of the Company, or merge or consolidate with the Company or another Affiliate of the Company, if (1) no Event of Default under this Instrument shall have occurred and be continuing, or would result therefrom, (2) the obligations of the Permanent Lender or the Supplemental Permanent Lender under the Project Take-Out Agreement related to the Borrower's Project, or under any commitment issued by it to the Borrower which is referred to therein, would not be impaired, subject to termination, or otherwise adversely affected in any manner which might jeopardize the ability of the Borrower to refinance its Loans for the Project with borrowings made from the Permanent Lender or the Supplemental Permanent Lender, as applicable, and (3) the acquiring, surviving or resulting person (if other than the Borrower) shall expressly assume (x) all obligations of the Borrower under this Instrument, and (y) all obligations of the Borrower under the Credit Agreement and the other Credit Documents which relate to the Project, pursuant to one or more assumption agreements, satisfactory in form and substance to the Collateral Agent, executed and delivered to the Collateral Agent contemporaneously with the consummation of such transaction, and such person shall, contemporaneously therewith deliver to the Collateral Agent certified resolutions or other evidence satisfactory to the Collateral Agent, as to the authority of such person to make such assumption;

                  (B) enter into a Management Contract with respect to the Project with the Company in accordance with the provisions of section
         6.2 of the Credit Agreement; or permit an Affiliate of the Company which is the tenant under an Affiliate Lease with respect to the Project, to enter into a Management Contract with the Company in accordance with the provisions of section 6.2 of the Credit Agreement;

                  (C) lease the entire Project to the Company pursuant to a Company Lease entered into as contemplated by section 6.2 of the Credit Agreement, which Company Lease shall be subject and subordinate in all respects to the lien of this Instrument, PROVIDED that at the time any such Company Lease is entered into, no Event of Default under this Instrument shall have occurred and be continuing, or would result therefrom;

                  (D) lease the entire Project to another Affiliate of the Company pursuant to an Affiliate Lease entered into as contemplated by section 6.2 of the Credit Agreement, contemporaneously with either (x) a sublease by such Affiliate of the entire Project to the Company pursuant to a Company Sublease entered into as contemplated by section 6.2 of the Credit Agreement, or (y) a Management Contract between such Affiliate and the Company for the Project entered into as contemplated by section 6.2 of the Credit Agreement, which Affiliate Lease need not be subordinate to the lien of this Instrument and may be subject to a subordination, non-disturbance and attornment agreement entered into with the Collateral Agent as contemplated by the Credit Agreement, and (if applicable) which Company Sublease shall either be subject and subordinate in all respects to the lien of this Instrument, or the rights of the Company thereunder made the subject of a Security Document in favor of the Collateral Agent, PROVIDED that at the time any such Affiliate Lease is entered into, no Event of Default under this Instrument shall have occurred and be continuing, or would result therefrom;

                  (E) sublease units of the Project to individual residents in the ordinary course of business pursuant to Tenant Leases, or permit the Company or any Affiliate if it is a party to a Management Contract, Company Lease, Affiliate Lease and/or Company Sublease, to do so, PROVIDED that the form of Tenant Lease has been approved by the Collateral Agent (it being understood that such Tenant Leases need not be expressly subordinated to the lien of this Instrument);

                  (F) lease, sublease or license portions of the Improvements in the ordinary course of business to operators of food service, medical, hair care, recreational and other services and amenities for individual residents of the Project, on arms-length terms reflecting prevailing market conditions or on such other terms as may be reasonably acceptable to the Collateral Agent; and

                  (G) remove and dispose of, free from the lien of this Instrument, such personalty and equipment as from time to time may become worn out or obsolete, PROVIDED that (1) such removal is not prohibited by the Credit Agreement or the other Credit Documents; (2) simultaneously with or prior to such removal, such equipment shall, if required in order to continue operations on the Property Covered by this Instrument at the same level of activity as prior to such removal, be replaced with equipment of like kind and quality, free from any security interest, lien or encumbrance not permitted under the provisions of the Credit Agreement or the other Credit Documents, and by such removal, the Borrower shall be deemed to have subjected the replacement equipment to the lien of this Instrument; and (3) any net cash proceeds received from such disposition (not otherwise applied to the purchase of such replacement equipment) shall, if required pursuant to the provisions of the Credit Agreement, be promptly paid over to the Collateral Agent to be applied to the Indebtedness secured hereby in such manner as may be provided in the Credit Agreement or the other Credit Documents.

Any Tenant Lease not actually approved by the Collateral Agent or entered into as contemplated by the above provisions or section 6.2 of the Credit Agreement, shall, at the option of the Collateral Agent, be null and void and shall not grant any rights in the Property Covered by this Instrument or any part thereof to the tenant named therein. No sale or transfer of the Borrower's interest in the Property Covered by this Instrument permitted by clause (A) above shall operate as a release of the Borrower from its obligations hereunder or in respect of the Indebtedness secured hereby without the written consent of the Collateral Agent (acting on instructions from the Required Lenders, or all of the Lenders if required under section 13.13 of the Credit Agreement), and in the event of any such sale or transfer, the Collateral Agent may, without notice to the Borrower, deal with such assignee with reference to this Instrument and the obligations hereunder in the same manner as with the Borrower, without in any way releasing, discharging or otherwise affecting the Borrower's liability hereunder, or the Indebtedness secured hereby.

         7        MAINTENANCE; ALTERATIONS; REPAIR OR RESTORATION OF LOSS OR
DAMAGE CAUSED BY CASUALTY; PREPAYMENT UPON EVENT OF LOSS. (a) The Borrower will keep the Property Covered by this Instrument in good order, condition and repair, ordinary wear and tear excepted, and in compliance in all material respects with any law, regulation, ordinance or contract affecting the Property Covered by this Instrument. The Borrower will, from time to time, make all needful and proper replacements so that buildings, fixtures, machinery and appurtenances included in or on the Property Covered by this Instrument and useful to the ownership and operation of the Property Covered by this Instrument will at all times be in good condition, fit and proper for the respective purposes for which they were erected or installed. The Borrower shall not in any event commit waste upon the Property Covered by this Instrument or suffer waste to be committed thereon.

         (b) After completion of construction of the Improvements as contemplated by the Credit Agreement and the other Credit Documents, no buildings or substantial improvements on the Property Covered by this Instrument shall be altered or demolished or removed by the Borrower without the prior written consent of the Collateral Agent (which consent shall be given as provided in section 13.13 of the Credit Agreement upon instructions or consent of the Required Lenders), PROVIDED that the proposed alterations shall not materially and adversely affect the value of the Property Covered by this Instrument or the utility of the Property Covered by this Instrument for the purposes to which the same are designed or presently devoted); PROVIDED, FURTHER, HOWEVER, the Borrower may make alterations to the Property Covered by this Instrument (including structural or material alterations to the buildings or improvements thereon) without such consent if (i) such alterations do not reduce the value or marketability of the Property Covered by this Instrument or the uses or utility of the Property Covered by this Instrument; or (ii) if such alterations are not required by applicable law, if the cost of all such alterations (whenever made) taken in the aggregate do not cost more than $250,000. In the event the Collateral Agent's consent is required, the Borrower in requesting such consent shall submit to the Collateral Agent plans and specifications for such alterations and a cost estimate satisfactory to the Collateral Agent, which plans and specifications and cost estimate shall be prepared by a registered architect selected by the Borrower and reasonably acceptable to the Collateral Agent.

         (c) If the Improvements suffer any damage or loss or are destroyed by fire, rain, storm, flood, earthquake, or any other casualty, whether or not covered by insurance, the Borrower will (i) if the same constitutes an Event of Loss, prepay its Loans related to the Project as provided in the Credit Agreement, or (ii) otherwise repair, replace or restore the Improvements in accordance with the requirements of this Instrument applicable to the construction or alteration of the Improvements.

         8        COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS, ETC. (a) The
Borrower covenants that the Real Property and Improvements will at all times be constructed, maintained and operated in compliance with all applicable requirements of

                  (i) all laws, rules, regulations, orders, authorizations, permits and licenses of all governmental authorities, federal, state and local, having jurisdiction over the Borrower, the Real Property or the Improvements, including, without limitation, (x) all Environmental Laws, and (y) the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively as referred to in this clause (y), "ACCESS LAWS"); and

                  (ii) all restrictive covenants affecting any portion or all of the Real Property;

other than those requirements (A) being contested in good faith by appropriate proceedings, as to which adequate reserves are established to the extent required under GAAP, and (B) the noncompliance with which would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         (b) Notwithstanding any provisions set forth herein or in any other document regarding the Collateral Agent's approval of alterations of the Real Property, the Borrower shall not alter the Real Property in any manner which would increase in any material respect the responsibilities of the Borrower for compliance with the applicable Access Laws without the prior written approval of the Collateral Agent. The foregoing shall apply to tenant improvements constructed by the Borrower or by any of its tenants. The Collateral Agent may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to the Collateral Agent.

         (c) The Borrower does hereby agree to give prompt notice to the Collateral Agent of the receipt by the Borrower of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

         (d) The Borrower shall (i) observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including but not limited to zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Property Covered by this Instrument or which have been granted to or contracted for by the Borrower in connection with any existing or presently contemplated use of the Property Covered by this Instrument, and (ii) obtain and keep in full force and effect all necessary governmental and municipal approvals as may be necessary from time to time to comply in all material respects with all Environmental Laws, Access Laws and other statutory or regulatory requirements; except in any such case referred to in clause (i) or
(ii) above where the noncompliance would not have, and would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         (e) The Borrower shall observe and comply with any and all conditions attached to the insurance relating to the Property Covered by this Instrument and the condition thereof.

         9        ENVIRONMENTAL MATTERS. Without limitation of the provisions of section 8 hereof, or any of the terms or provisions of the Environmental Indemnity Agreement executed and delivered by the Borrower to the Collateral Agent contemporaneously herewith, the Borrower represents, warrants, covenants and agrees as follows:

                  (a) The Borrower represents that, to the best of the Borrower's knowledge and belief, after due investigation and due inquiry, and except as may otherwise be disclosed in the Environmental Report with respect to the Project delivered pursuant to section 2.2 of the Credit Agreement: (i) neither the Borrower nor any previous owner, tenant, occupant or other user of the Property Covered by this Instrument has used, generated, stored, treated, produced, handled or disposed of in, on, under, around or above the Property Covered by this Instrument, any Hazardous Materials; (ii) the Property Covered by this Instrument is not currently in violation of any Hazardous Materials Laws or Wetlands Laws; (iii) the Property Covered by this Instrument does not now contain and has not in the past contained any Hazardous Materials; (iv) the Property Covered by this Instrument does not now contain and has not in the past contained any underground storage tanks; (v) no event has occurred with respect to the Property Covered by this Instrument which, with the passage of time or the giving of notice or both, would constitute a violation of any Hazardous Materials Laws or Wetlands Laws; (vi) there are no agreements, orders, determinations, permits or directives of or with any federal, state or local governmental agency or authority relating to the Property Covered by this Instrument that require any work, repair, construction, containment, clean up, investigation, study, removal, mitigation or other environmental remedial action with respect to the Property Covered by this Instrument; and (vii) there are no actions, suits, claims, proceedings or investigations, pending or threatened, arising out of or relating to the Property Covered by this Instrument and any Hazardous Materials Laws or Wetlands Laws.

                  (b) The Borrower shall, and the Borrower shall cause all employees, agents, contractors, and subcontractors of the Borrower and any other persons who now or hereafter are present on or occupying the Property Covered by this Instrument, to keep and maintain the Property Covered by this Instrument, including, without limitation, the soil and ground water thereof, in compliance with, and not cause or knowingly permit the Property Covered by this Instrument, including the soil and ground water thereof, to be in violation of any federal, state or local laws, ordinances, regulations, rules, determinations, directives and permits relating to industrial hygiene or to the environmental conditions thereof (including, but not limited to, any and all Hazardous Materials Laws and Wetlands Laws. Neither the Borrower nor any employees, agents, contractors, and subcontractors of the Borrower nor any other persons who now or hereafter occupy or are present on the Property Covered by this Instrument shall (A) use, handle, generate, manufacture, store, or dispose of, on, under, around or above the Property Covered by this Instrument or transport to or from the Property Covered by this Instrument any Hazardous Materials, except as such may be required to be used, handled, stored, or transported in connection with the permitted uses of the Property Covered by this Instrument and then only to the extent permitted by law and in strict compliance with all applicable statutes, laws, ordinances, rules, guidelines and regulations and only after obtaining and keeping in force all necessary permits, approvals and licenses therefor; or (B) perform, cause to be performed or permit any fill activities or other acts which would in any way fill, destroy, eliminate, alter, obstruct, interfere with, or otherwise affect any Wetlands, in violation of any Wetlands Laws.

                  (c) The Borrower shall promptly upon, and in any event within 10 Business Days after an officer of the Borrower obtains actual notice thereof, notify the Administrative Agent in writing of any of the following environmental matters which involves any reasonable likelihood (in the Borrower's reasonable judgment) of resulting in a Material Adverse Effect upon the Borrower or any material liabilities for the Project: (A) any notices (whether such notices are received from the Environmental Protection Agency, or any other federal, state, or local governmental agency or regional office thereof) of an actual violation or potential violation which is received by the Borrower of any Hazardous Materials Laws or of any Wetlands Laws; (B) any and all enforcement, cleanup, removal or other governmental or regulatory demands made or actions threatened, instituted or completed pursuant to any Hazardous Materials Laws or Wetlands Laws; (C) any claims or demands made or threatened by any third party against the Borrower or the Property Covered by this Instrument relating to actual or alleged damage, contribution, obligations, cost recovery compensation, loss or injury resulting from any Hazardous Materials or Wetlands (the matters set forth in clauses (A), (B) and (C) above are hereinafter referred to as "HAZARDOUS MATERIALS OR WETLANDS CLAIMS"); and (D) the Borrower's discovery of any occurrence or condition in, on, under, around or above the Property Covered by this Instrument or any real property adjoining or in the vicinity of the Property Covered by this Instrument that could cause the Property Covered by this Instrument or any part thereof to be classified as "border zone property" under the provisions of any Hazardous Materials Laws, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Property Covered by this Instrument under any Hazardous Materials Laws or Wetlands Laws.

                  (d) The Lenders, the Administrative Agent and the Collateral Agent shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials or Wetlands Claims and to have their reasonable attorneys' and consultants' fees in connection therewith paid by the Borrower within 30 days after receipt of an invoice or invoices therefor.

                  (e) The Borrower shall be solely responsible for, and agrees to indemnify and hold harmless the Lenders, the Administrative Agent, the Collateral Agent, and their respective directors, officers, employees, agents, successors and assigns from and against, any claim, action, cause of action, loss, damage, cost, expense or liability directly or indirectly, in whole or in part, arising out of or attributable to (I) the breach, violation or threatened violation of any applicable environmental law, ordinance, regulation, rule, order, determination, directive or permit including, but not limited to, Hazardous Materials Laws and Wetlands Laws, relating to the Borrower and/or the Property Covered by this Instrument; and (II) the use, handling, generation, storage, release, threatened release, discharge, disposal, or of Hazardous Materials or Wetlands in, on, under or about the Property Covered by this Instrument (whether by the Borrower or a predecessor in title or past, present or future tenant, occupant or other user or any employee, agent, contractor, or subcontractor of the Borrower or any predecessor in title or any third persons at any time occupying or present on the Property Covered by this Instrument), including, without limitation: (A) all consequential damages; (B) the cost of any required or necessary repair, response, cleanup, remediation, or detoxification of the Property Covered by this Instrument or any adjoining property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans incurred by any person to be indemnified hereunder; (C) damage to any Wetlands or natural resources; and (D) all reasonable costs and expenses incurred by any indemnified person in connection with clauses (A), (B), and (C), including, but not limited to, reasonable attorneys' and consultants' fees; provided, however, that nothing contained in this paragraph shall be deemed to
         (x) create or give any rights to any person other than the indemnified persons described herein, it being intended that there shall be no third party beneficiary of such provisions beyond the persons to be indemnified as described herein, or (y) preclude the Borrower from seeking indemnification from, or otherwise proceeding against, any third party including, without limitation, any tenant or predecessor in title to the Property Covered by this Instrument.

                  (f) Any costs or expenses reasonably incurred by a person to be indemnified hereunder for which the Borrower is responsible shall be paid to the person to be indemnified on demand, and failing prompt reimbursement, shall be added to the Indebtedness secured hereby and earn interest at the Default Rate until paid in full.

                  (g) The Borrower shall promptly notify the Collateral Agent if the Borrower takes any remedial action in response to the presence of any Hazardous Materials or Wetlands in, on, under, around or above any portion of the Property Covered by this Instrument or enters into any settlement agreement, consent decree, or other compromise in respect to any Hazardous Material or Wetlands Claims.

                  (h) Upon the Collateral Agent's learning of the presence on the Property Covered by this Instrument of any Hazardous Materials, or any material actual or alleged liabilities, costs or expenses related to environmental matters affecting the Property Covered by this Instrument, the Collateral Agent may request the Borrower to retain (and if so requested the Borrower shall retain), at the Borrower's sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (referred to hereinafter as the "CONSULTANT"), selected by or otherwise acceptable to the Collateral Agent, to conduct a baseline investigation of the Property Covered by this Instrument for the presence of Hazardous Materials or Wetlands ("ENVIRONMENTAL STUDY"). The Environmental Study shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination or Wetlands and shall be conducted in accordance with the general standards of persons providing such services taking into consideration the known current and past uses of the Property Covered by this Instrument and property in the vicinity of the Premises and any factors unique to the Premises. The Consultant shall concurrently deliver the results, recommendations and conclusions of its investigation in writing (the "REPORT") directly to the Borrower and the Collateral Agent. The Borrower shall cause the Consultant to permit the Collateral Agent and the Lenders to rely on the results, recommendations and conclusions contained in the Report. Such results, recommendations and conclusions shall be kept confidential by the Borrower, the Lenders and the Collateral Agent unless any such person legally compelled or required to disclose such results or disclosure is reasonably required in order to pursue rights or remedies provided herein or at law.

                  (i) The Borrower's representations, warranties, and obligations under this section shall not be terminated, released, discharged, extinguished, or otherwise affected by any foreclosure of any indebtedness or obligation, any satisfaction of the Indebtedness secured hereby or the release or discharge of the Property Covered by this Instrument or any part thereof or any other action or thing, except and unless such representations, warranties, and obligations are expressly released in writing by the Collateral Agent, which writing shall refer particularly to this section. The provisions of this section may be enforced at any time by any of the Lenders, the Collateral Agent or any other person entitled to be indemnified hereunder and, without limiting the foregoing, shall survive the payment or other satisfaction by any means of the obligations evidenced by the Notes and the release and discharge of this Instrument, except in the case of a specific written release by the Collateral Agent as to this section, as referred to above.

                  (j) As used herein, the following terms shall have the respective meanings specified below:

                        "HAZARDOUS MATERIALS LAWS" means all applicable
                  federal, state and local statutes, laws, ordinances, regulations, rules, orders, determinations, directives and permits relating to any "Hazardous Materials", including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Federal Water Pollution Control Act, as amended and any so-called "Superfund" or "Superlien" law.

                        "HAZARDOUS MATERIALS" means, without limitation,
                  asbestos, urea formaldehyde, polychlorinated biphenyl's, petroleum and petroleum based products, methane, radon, lead, any flammable substance or material, any explosive, any radioactive substance or material and any hazardous, dangerous, toxic or regulated waste, substance, pollutant, contaminant or material, including, without limitation, any substances or materials defined as or included within the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any Hazardous Materials Laws.

                        "WETLANDS LAWS" means, without limitation,  33 C.F.R.
                  ss.328.3 and any comparable state and local law, statute, ordinances, rule or regulation.

         10. INSURANCE. (a) The Borrower will maintain insurance with responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties (and with such deductibles and levels of self-insurance as are usually maintained by owners of similar businesses and properties and as are consistent with the Borrower's practices as of the date of the execution and delivery hereof), PROVIDED that in any event the Borrower will maintain:

                  (i) ALL RISK EXTENDED COVERAGE AND BUILDER'S RISK INSURANCE: insurance against loss or damage covering all of the tangible real and personal property of the Borrower and the Improvements by reason of any loss or damage by fire, storms, and other hazards, perils, casualties and risks, including without limitation risks usually covered by extended coverage policies issued in the jurisdiction in which the Improvements are located and comprehensive builder's risk insurance, which insurance shall:

                        (A) name Key Corporate Capital Inc., as Collateral Agent as an additional insured and as loss payee,

                        (B) provide coverage in an amount not less than the
                  greater of (w) 100% of the replacement costs of the Improvements and the Personal Property, (x) the full insurable value of the Improvements and the Personal Property, (y) the aggregate principal amount of the Loans incurred by the Borrower, and (z) the amount applicable to any such Property or Improvements necessary so that neither the Borrower (or any of its Affiliates) or the Collateral Agent shall be considered or shall become a co-insurer of any loss under such policy, and

                        (C) provide for a deductible or self-insurance retention of an amount reasonably acceptable to the
                  Collateral Agent;

                  (ii) FLOOD INSURANCE: if the area in which the Real Property is located has been designated as flood prone or a flood risk area, as defined by the Flood Disaster Protection Act of 1973, as amended, flood insurance, which insurance shall:

                        (A) name Key Corporate Capital Inc., as Collateral Agent as an additional insured and as loss payee,

                        (B) provide coverage in an amount not less than the greater of (w) 100% of the replacement costs of the Improvements and the Personal Property, (x) the full insurable value of the Improvements and the Personal Property, (y) the aggregate principal amount of the Loans incurred by the Borrower, and (z) the amount applicable to any such Property or Improvements necessary so that neither the Borrower (or any of its Affiliates) or the Collateral Agent shall be considered or shall become a co-insurer of any loss under such policy; PROVIDED that if flood insurance in the required amount is not available, flood insurance shall be maintained in the maximum amount available;

                        (C) provide for a deductible or self-insurance retention of an amount reasonably acceptable to the Collateral Agent; and

                        (D) comply with any additional requirements of the National Flood Insurance Program as set forth in such Act;

                  (iii) COMMERCIAL GENERAL LIABILITY INSURANCE: insurance against claims for bodily injury, death or property damage occurring on, in or about the Property Covered by this Instrument and any other facilities owned, leased or used by the Borrower (including adjoining streets, sidewalks and waterways), which insurance shall:

                        (A) name Key Corporate Capital Inc., as Collateral Agent as an additional insured,

                        (B) provide coverage in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate, PLUS umbrella coverage of not less than $10,000,000; and

                        (C) provide for a deductible or self-insurance retention of an amount reasonably acceptable to the Collateral Agent;

                  (iv) WORKERS' COMPENSATION INSURANCE: insurance against claims for injuries to or death of employees (including Employers' Liability Insurance) to the extent required by applicable law;

                  (v) BUSINESS INTERRUPTION INSURANCE: after completion of the construction of the Improvements, insurance against loss of operating income for a period of at least six months, occasioned by reason of any peril affecting the operations of the Borrower; and

                  (vi) OTHER INSURANCE: such other and additional insurance, in such amounts and with such coverages as are then customary for property similar in use and located in the same state in which the Property Covered by this Instrument is located.

Such insurance shall be written by financially responsible companies selected by the Borrower and having an A.M. Best rating of "A-" or better and being in a financial size category of "VII" or larger, or by other companies acceptable to the Collateral Agent, and (other than workers' compensation insurance) shall name the Collateral Agent, as loss payee (in the case of insurance described in items (i) and (ii)) or as an additional named insured (in the case of the insurance described in items (iii), (v) and (vi) above), in each case as its interests may appear. Each policy referred to in this section shall provide that it will not be canceled or reduced or expire except after not less than 30 days' written notice to the Collateral Agent and shall also provide that the interests of the Collateral Agent shall not be invalidated by an act or negligence of the Borrower or any person having an interest in any facility owned, leased or used by the Borrower nor by occupancy or use of any facility owned, leased or used by the Borrower for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to any facility owned, leased or used by the Borrower. The Borrower will advise the Collateral Agent promptly of any policy cancellation, reduction or amendment. All of such insurance shall be primary and non-contributing with any insurance which may be carried by the Collateral Agent. All insurance policies, to the extent of its interest, are to be for the benefit of and first payable in case of loss to the Collateral Agent as first mortgagee without contribution. At or prior to the time of the initial Borrowing by the Borrower, it will provide to the Collateral Agent (x) certificates or endorsements naming the Collateral Agent as an additional insured or loss payee with respect to the casualty and liability insurance maintained as required hereby with respect to the Property Covered by this Instrument, and (y) if requested to do so, copies of all insurance policies maintained by it as required hereby. The Borrower shall deliver to the Collateral Agent contemporaneously with the expiration or replacement of any policy of insurance required to be maintained hereunder a certificate as to the new or renewal policy.

         (b) All amounts recoverable under any policy of casualty insurance are hereby assigned to the Collateral Agent and, in the event of a loss, the Collateral Agent is authorized and empowered, at its option, to adjust or compromise any loss covered by any insurance policies on the Property Covered by this Instrument, to collect and receive the proceeds therefrom and, after deducting from such proceeds any expenses incurred by it in the collection or handling thereof, to apply the net proceeds to the Indebtedness in accordance with the provisions of the Credit Agreement if at such time an Event of Default has occurred and is continuing or the Borrower is at the time required to prepay its Notes. If any such net proceeds are not to be so applied, the Collateral Agent is authorized, at its option, to apply the net proceeds in any one or more of the following ways: (i) use the same or any part thereof to fulfill any of the covenants contained herein as the Collateral Agent may determine; (ii) use the same or any part thereof to replace and restore the Property Covered by this Instrument to a condition satisfactory to the Collateral Agent; or (iii release the same or any part thereof to the Borrower to cover the cost of repair or restoration of the Improvements; PROVIDED that (A) if the aggregate net proceeds in respect of such event (other than proceeds in respect of business interruption insurance) are less than $250,000, such net proceeds shall be paid over to or retained by the Borrower unless an Event of Default has occurred and is continuing, and shall be applied by it to the cost of repair or restoration of the Project, and (B) all proceeds of business interruption insurance shall be paid over to or retained by the Borrower unless an Event of Default has occurred and is continuing.

         (c) The Collateral Agent is hereby irrevocably appointed by the Borrower as attorney for the Borrower to assign any policy to itself or its nominees in the event of the foreclosure of this Instrument. In the event of foreclosure of this Instrument, or other transfer of title of the Property Covered by this Instrument in lieu of foreclosure, all right, title and interest of the Borrower in and to any insurance policies then in force shall pass to the purchaser or grantee thereof.

         11. CONDEMNATION. (a) The Borrower will give the Collateral Agent immediate notice of the actual or threatened commencement of any proceedings under eminent domain affecting all or any part of the Property Covered by this Instrument or any easement therein or appurtenance thereof, including severance and consequential damage and change in grade of streets, and will deliver to the Collateral Agent copies of any and all papers served in connection with any such proceedings. The Borrower agrees that all awards heretofore or hereafter made by any public or quasi-public authority to the present and all subsequent owners of the Property Covered by this Instrument by virtue of an exercise of the right of eminent domain by such authority, including any award for taking of title, possession or right of access to a public way, or for any change of grade or streets affecting the Property Covered by this Instrument, are, subject to the terms and provisions of the Ground Leases (if any), to the extent applicable thereto, hereby assigned to the Collateral Agent and the Collateral Agent at its option is hereby authorized, directed and empowered to collect and receive the proceeds of any such awards from the authorities making the same and to give proper receipts therefor. After deducting from such proceeds any expenses incurred by the Collateral Agent in the collection or handling thereof, the Collateral Agent shall apply the net proceeds to the Indebtedness in accordance with the provisions of the Credit Agreement if at such time an Event of Default has occurred and is continuing or the Borrower is at the time required to prepay its Loans. If any such net proceeds are not to be so applied, the Collateral Agent is authorized, at its option, to apply the net proceeds in any one or more of the following ways: (A) use the same or any part thereof to fulfill any of the covenants contained herein as the Collateral Agent may determine; (B) use the same or any part thereof to replace and restore the Property Covered by this Instrument to a condition satisfactory to the Collateral Agent; or (C) release the same or any part thereof to the Borrower to cover the cost of repair or restoration of the Improvements; PROVIDED that (1) if the aggregate net proceeds in respect of such event (other than proceeds in respect of business interruption insurance) are less than $250,000, such net proceeds shall be paid over to or retained by the Borrower unless an Event of Default has occurred and is continuing, and shall be applied by it to the cost of repair or restoration of the Project, and (2) all proceeds of business interruption insurance shall be paid over to or retained by the Borrower unless an Event of Default has occurred and is continuing.

         (b) The Borrower hereby covenants and agrees to and with the Collateral Agent, upon the request of the Collateral Agent to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning all such awards to the Collateral Agent, free and clear and discharged of any and all encumbrances of any kind or nature whatsoever except as above stated. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Property Covered by this Instrument by any public or quasi-public authority or corporation, the Borrower shall continue to pay installments on the Indebtedness owed by it and any reduction in the principal sum resulting from the application by the Collateral Agent of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such receipt.

         12. RIGHT OF COLLATERAL AGENT TO MAKE PAYMENTS ON BEHALF OF BORROWER, ETC. (a) In the event the Borrower shall fail to comply with any or all of its covenants, agreements, conditions and stipulations herein set forth, then the Collateral Agent shall after notice to the Borrower be and hereby is authorized and empowered at its option, but without legal obligation to do so, to pay or perform the same without waiver of any other remedy. In addition, the Collateral Agent is authorized and empowered at its option, but without legal obligation to do so, to enter, or have its agents enter, the Property Covered by this Instrument whenever necessary for the purpose of inspecting the Property Covered by this Instrument and curing any default hereunder. The Borrower agrees that the Collateral Agent shall thereupon have a claim against the Borrower for all sums paid by the Collateral Agent for such defaults so cured, together with a lien upon the Property Covered by this Instrument for the sum so paid plus interest at the Default Rate.

         (b) The Collateral Agent, in making any payment herein and hereby authorized in the place and stead of the Borrower (i) relating to taxes, assessments, water rates, sewer rentals and other governmental or municipal charges, fines, impositions or liens asserted against the Property Covered by this Instrument, may do so according to any bill, statement or estimate procured from the appropriate public authority without inquiry into the validity thereof; or (ii) relating to any adverse title, lien, statement of lien, encumbrance, claim or charge, shall be the sole judge of the validity of same; or (iii) otherwise relating to any purpose herein and hereby authorized, but not enumerated in this section, may do so whenever, in its good faith judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Instrument. In connection with any such payment, the Collateral Agent, at its option, may and is hereby authorized to obtain a continuation report of title prepared by a title insurance company, the cost and expenses of which shall be repayable by the Borrower upon demand and shall be secured hereby.

         13. SECURITY AGREEMENT PROVISIONS. This Instrument is hereby deemed to be as well a security agreement within the meaning of the Maryland Uniform Commercial Code for the purpose of creating hereby a security interest securing the Indebtedness in and to the Personal Property Collateral. Without derogating any of the provisions of this Instrument, the Borrower by this
Instrument:

         (a) grants to the Collateral Agent a security interest in all of the Borrower's right, title and interest in and to all Personal Property Collateral, including, but not limited to, the items referred to above, together with all additions, accessions and substitutions and all similar property hereafter acquired and used or obtained for use on, or in connection with, the Real Property; the proceeds of the Personal Property Collateral are intended to be secured hereby; PROVIDED, HOWEVER, that such intent shall never constitute an expressed or implied consent on the part of the Collateral Agent to the sale of any or all Personal Property Collateral except as provided in section 6;

         (b) agrees that the security interest hereby granted by this Instrument shall secure the payment of the Indebtedness secured hereby;

         (c) agrees not to sell, convey, mortgage or grant a security interest in, or otherwise dispose of or encumber, any of the Personal Property Collateral or any of the Borrower's right, title or interest therein without first securing the Collateral Agent's written consent, except as provided in section 6;

         (d) agrees that if any of the Borrower's rights in the Personal Property Collateral are voluntarily or involuntarily transferred, whether by sale, creation of a security interest, attachment, levy, garnishment or other judicial process, other than as expressly contemplated by section 6 hereof, without the written consent of the Collateral Agent, such transfer shall constitute a default by the Borrower under the terms of this Instrument;

         (e) authorizes the Collateral Agent to file, in the jurisdiction where this Instrument will be given effect, financing statements covering the Personal Property Collateral and at the request of the Collateral Agent, the Borrower shall join the Collateral Agent in executing one or more of such financing statements pursuant to the Uniform Commercial Code in a form satisfactory to the Collateral Agent and the Borrower shall pay the cost of filing the same in all public offices at any time and from time to time wherever the Collateral Agent deems filing or recording of any financing statements or of this Instrument to be desirable or necessary; and

         (f) acknowledges that the Borrower, as of the date hereof, has joined the Collateral Agent in the execution of one or more Uniform Commercial Code financing statements to be filed to perfect the security interest in the Personal Property created by this Instrument.
This information contained in this Section 13 is provided in order that this Instrument shall comply with the requirements of the Maryland Uniform Commercial Code for deeds of trust to be effective as financing statements. The name of the "debtor" is ALS NATIONAL, INC.; the name of the "secured party" is KEY CORPORATE CAPITAL INC, as Collateral Agent under the Credit Agreement referred to herein; the mailing address of the "secured party" from which information concerning this security interest may be obtained and the mailing a address of the "debtor" are as set forth in the preamble of this Instrument; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove in the granting clauses.

         14. FILINGS AND RECORDINGS. The Borrower agrees at all time to cause this Instrument, and each amendment or modification hereof or supplement hereto, and financing statements covering personal property (and continuation statements in respect thereof), if necessary or appropriate under the Uniform Commercial Code, as in effect in the jurisdiction in which the Real Property is located, and all assignments of leases, to be recorded, registered and filed, and kept recorded, registered and filed, in such manner and in such places as appropriate, and shall comply with all applicable statutes and regulations in order to establish, preserve and protect the security and priority of this

Instrument, and such assignments and the rights of the Collateral Agent thereunder. The Borrower shall pay, or cause to be paid, all taxes, fees and other charges incurred in connection with such recording, registration, filing and compliance.

         15. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to make Loans to the Borrower, the Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of this Instrument and the making of any such Loans:

                  (a) ORGANIZATIONAL STATUS, ETC. The Borrower (i) is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, (ii) has duly qualified and is authorized to do business in the jurisdiction in which the Borrower's Project is located, and (iii) is a Subsidiary or an Affiliate of the Company.

                  (b) ORGANIZATIONAL POWER AND AUTHORITY, ETC. The Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is party. The Borrower has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) NO VIOLATION. Neither the execution, delivery and performance by the Borrower of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Borrower or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens of the Security Documents) upon any of the property or assets of the Borrower pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which the Borrower is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the charter or other organizational document of the Borrower.

                  (d) GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by the Borrower of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which the Borrower is a party, other than filings and recordings necessary to establish and perfect the Liens purported to be created pursuant to the Security Documents to which the Borrower is a party.

                  (e) LITIGATION. There are no actions, suits or proceedings pending or, to, the knowledge of the Borrower, threatened with respect to the Borrower or the Borrower's Project (i) that have, or could reasonably be expected to have, a Material Adverse Effect on the Borrower's Project or the Borrower, or (ii which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by the Borrower pursuant to any of the Credit Documents to which it is a party.

                  (f) USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of all Loans to the Borrower for the Project shall be utilized solely to finance the costs and expenses of the acquisition and construction of the Project. The Borrower hereby represents and warrants that the Loan evidenced hereby is a commercial loan and that such Loan is being made solely to acquire or carry on a business, professional or commercial enterprise or activity. Notwithstanding anything to the contrary contained herein, no proceeds of any Loans shall be used by the Borrower directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither any Loans, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or of the Borrower and its consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

                  (g) FINANCIAL CONDITION. The Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that the Borrower has incurred to the Collateral Agent, the Administrative Agent and the Lenders. The Borrower now has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its debts as they mature and the Borrower owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay the Borrower's debts; and the Borrower is not entering into the Credit Documents with the intent to hinder, delay or defraud its creditors.

                  (h) TAX RETURNS AND PAYMENTS. The Borrower has (i) filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it; and (ii) paid all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. The Borrower knows of no proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Borrower has made, could reasonably be expected to have a Material Adverse Effect.

                  (i) TITLE TO BORROWER'S PROJECT AND OTHER PROPERTIES, ETC. The Borrower has good and marketable title to the Land and good title (or valid leasehold interests, in the case of any leased property), in the case of all other property, to all of its properties and assets free and clear of Liens other than the Liens purported to be created by the Security Documents to which the Borrower is a party and Liens permitted by this Instrument. Each Draw Request and Notice of Borrowing made on behalf of the Borrower pursuant to the Credit Agreement in connection with the incurrence of Loans by the Borrower shall constitute the Borrower's representation and warranty to the Lenders, the Administrative Agent, the Trustee and the Collateral Agent that (i) all completed construction is substantially in accordance with the Plans and Specifications, and (ii) all construction and other costs and expenses for the payment of which the Lenders have previously advanced Loans to the Borrower have in fact been paid.

                  (j) LAWFUL OPERATIONS, ETC. All necessary federal, state and local governmental licenses, registrations, certifications, permits and authorizations currently required by law to be obtained in order to permit the Borrower to construct and operate the Borrower's Project and to operate its business, have been obtained by the Borrower (or by the Company on its behalf) and are in full force and effect, except for any such authorizations which are not currently so required and which, in the judgment of the Borrower, can be obtained by the Borrower (or by the Company on its behalf) without undue difficulty prior to the time so required. The Borrower (i) is in full compliance with all material requirements imposed by law, regulation or rule, whether federal, state or local, which are applicable to it, its operations, the Borrower's Project or its other properties and assets, including without limitation, applicable requirements of Environmental Laws, except for any failure to obtain and maintain in effect, or noncompliance, which, individually or in the aggregate, could not reasonably be expected to result in any substantial delay in construction of the Borrower's Project or have a Material Adverse Effect. The Improvements, when constructed, will comply with all Legal Requirements affecting the Improvements or the Premises.

                  (k) COMPLIANCE WITH ERISA. Compliance by the Borrower with the provisions hereof and Loans contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or section 4975 of the Code.

                  (l) TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender for purposes of or in connection with this Instrument or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, except that any such future information consisting of financial projections prepared by management of the Borrower is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. There is no fact known to the Borrower which has, or could reasonably be expected to have, a Material Adverse Effect on the Borrower which has not theretofore been disclosed in writing to the Lenders.

         16. CONSTRUCTION AND OTHER PARTICULAR COVENANTS OF THE BORROWER. The Borrower covenants and agrees that from the date hereof until the Loans made to the Borrower with respect to the Borrower's Project are paid in full:

                  (a) CONSTRUCTION OF THE BORROWER'S PROJECT. (i) The Borrower will cause construction of the Improvements to the Borrower's Project to be commenced within 60 days of the date hereof and carried on continuously and to be 100% completed, Lien free and ready for occupancy within 15 months of the date of the initial Borrowing by the Borrower for the Project, subject to any extension of the maturity date of the Loans evidenced hereby pursuant to section 2.7(a) of the Credit Agreement (such time, including any such extension, the "COMPLETION DATE"), time being of the essence.

                  (ii) The Borrower's Project will be constructed strictly in accordance with the Borrower's Plans and Specifications (as modified from time to time in accordance with the Credit Agreement), and all applicable Legal Requirements. The Borrower's Project will be constructed entirely on the Premises and will not encroach upon or overhang any easement, building line or right of way and, when erected, will not violate applicable use or other restrictions of record. If, in the judgment of the Required Lenders, the Borrower's Project is not in substantial conformity with the foregoing, the Required Lenders shall have the right to require the Borrower to stop the work and/or effect repair or reconstruction of the Borrower's Project in order for the Borrower's Project to achieve compliance with the Plans and Specifications (as so modified) and all Legal Requirements. Upon notice from the Administrative Agent to the Borrower, or the Borrower's discovery irrespective of such notice, that the work is not in substantial conformity with the Plans and Specifications (as so modified) and/or all Legal Requirements, the Borrower shall commence correcting the deviation, as promptly as is practicable, and in any event within 30 days after the notice or discovery and shall prosecute such work diligently to completion, which, in no event, shall be later than 60 days after such notice of discovery. No other notice shall be required to render such deviation an Event of Default (as hereinafter defined) hereunder.

                  (iii) All materials incorporated in such construction will be purchased so that absolute ownership and title vest in the Borrower upon delivery of such materials to the Borrower's Project.

                  (iv) No materials, equipment, personal property, or fixtures of any kind will be purchased or acquired by the Borrower for installation or use in or about the Improvements under any conditional sales contract or security agreement or any lease agreement, and all such materials, equipment, personal property, and fixtures will be fully paid for before payment therefor becomes past due or in any event within 45 days after delivery thereof; PROVIDED, HOWEVER, that the foregoing shall not (A) apply to amounts withheld and unpaid on account of bona fide disputes with the suppliers, or (B) restrict the Borrower from incurring Capital

Leases or other Indebtedness, or granting purchase money Liens as security therefor, in accordance with section 16(c).

                  (b) CONTRACTS AFFECTING THE BORROWER'S PROJECT; NO CHANGES IN PLANS AND SPECIFICATIONS, ETC. (i) No change will be made in the Plans and Specifications for the Improvements, the terms and conditions of the construction contract (the "CONSTRUCTION Contract") for the Improvements, or the identity of the General Contractor named therein, except in compliance with the requirements of sections 2.3(d) or 6.3(a) of the Credit Agreement, without the prior written consent of the Administrative Agent (or the Required Lenders, if required under the Credit Agreement).

                  (ii) The Borrower will furnish to the Administrative Agent, within 10 days following request, copies of any Tenant Leases or other contracts affecting the Borrower's Project.

                  (c) INDEBTEDNESS. The Borrower will not create, incur, assume, or permit to be outstanding, any Indebtedness of the Borrower, OTHER THAN

                        (i) Indebtedness incurred under the Credit Agreement and the other Credit Documents, whether related to the Project, other Projects of the Borrower, or otherwise;

                        (ii) Indebtedness in respect of other Projects incurred under the Permanent Credit Agreement or the Supplemental Permanent Credit Agreement, or any of the other agreements or instruments executed and delivered in connection therewith;

                        (iii) Indebtedness incurred to finance up to 100% of the
                  purchase price of equipment or vehicles to be used in connection with the Project, and Capitalized Lease Obligations relating to equipment or vehicles to be used in connection with the Project, PROVIDED that the aggregate principal amount (or Capitalized Lease Obligation, in the case of a Capital Lease) of all such Indebtedness outstanding at any time does not exceed $250,000; and

                        (iv) as to any other Project of the Borrower, Indebtedness incurred to finance up to 100% of the purchase price of equipment or vehicles to be used in connection with such Project, and Capitalized Lease Obligations relating to equipment or vehicles to be used in connection with such Project, PROVIDED that the aggregate principal amount (or Capitalized Lease Obligation, in the case of a Capital Lease) of all such Indebtedness related to such Project outstanding at any time does not exceed $250,000.

                  (d) INSPECTION, ETC. (i) The Administrative Agent and the Lenders will have the right to cause the Borrower's Project (and all records, books and contracts of the Borrower with respect thereto) to be inspected from time to time during or after construction. The Borrower will furnish to the Administrative Agent and the Lenders any information regarding the Borrower's business affairs and financial condition as the Administrative Agent or any Lender may, from time to time, request.

                  (ii) Without limitation of the foregoing, the Borrower will allow the Administrative Agent and the Lenders and their representatives and agents, at all times during construction: (i) the right of entry and free access to the site of the Improvements; (ii) the right to inspect all work done, labor performed and materials furnished in and about the Improvements; and (iii) to require to be replaced or otherwise corrected any material or work that does not substantially comply with the Plans and Specifications.

                  (e) REIMBURSEMENT OF COSTS AND EXPENSES. (i) The Borrower will reimburse the Administrative Agent, the Collateral Agent and the Lenders promptly for all costs and expenses incurred by any of them in connection with this Instrument and the Loans, including but not limited to the costs of title insurance policies, title examinations, recording fees, surveys, appraisal fees, inspection fees, reasonable attorneys' fees and out-of-pocket expenses, all of which the Administrative Agent is authorized to deduct from the proceeds of Loans to the Borrower.

                  (ii) In the event extraordinary services are required by the Administrative Agent or any Lender for inspections, appraisals, or for securing estimates of costs which, in its reasonable judgment are not regular or routine, the Borrower will reimburse the Administrative Agent and the Lenders therefor, on demand, and the Administrative Agent may deduct the reasonable cost and expense thereof from the proceeds of Loans to the Borrower.

                  (iii) The Borrower will immediately upon demand reimburse any Lender for the cost and expense of any appraisal of the Borrower's Project obtained by such Lender on or after the date hereof if such appraisal is obtained by such Lender pursuant to the requirements of any law, statute, rule, regulation, interpretive ruling, opinion, or directive of any state or federal governmental agency or unit governing, regulating, or controlling the activities of such Lender, whether now existing or hereafter enacted.

                  (f) LIEN WAIVERS, ETC. The Borrower will furnish or cause to be furnished to the Title Company which issues the loan policy of title insurance covering this Instrument, and to the Collateral Agent, any evidence, lien waivers, or affidavits required by the Title Company if any liens of contractors, subcontractors or materialmen would appear on the endorsement to be issued with respect to the applicable Title Policy covering any disbursement of Loan proceeds.

                  (g) OPERATING ACCOUNT. (i) If required to do so by the Administrative Agent, the Borrower shall maintain with the Lender which is the Administrative Agent (or an Affiliate thereof designated by such Lender) a general deposit and disbursing account (the "OPERATING ACCOUNT"). All disbursements of Loan proceeds to or for the benefit of the Borrower shall be made as provided in the Credit Agreement.

                  (ii) The Borrower authorizes the Administrative Agent to make disbursements of Loan proceeds by debiting the Operating Account to pay any principal or interest upon the Notes when and as same shall become due under the terms thereof, and Borrower agrees that such disbursements shall constitute Loans under this Instrument and the Notes. The Borrower also authorizes the Administrative Agent to charge the Borrower's Operating Account for any amounts payable by the Borrower under any of the Credit Documents to which the Borrower is a party.

                  (h) NOTICE OF EVENT OF DEFAULT. The Borrower shall notify the Administrative Agent, in writing, within five days of the occurrence thereof of any Event of Default (as hereinafter defined) or of any event which, with notice or lapse of time or both, would become an Event of Default.

                  (i) SIGNAGE AND PUBLICITY OF FINANCING. The Administrative Agent may, without out-of-pocket expense to the Borrower, at any time following the commencement of construction, erect on the Premises a temporary sign, reasonably acceptable to the Borrower, identifying the Project and stating that financing for the Borrower's Project is being provided by the Lenders, as represented by the Administrative Agent. The Borrower hereby agrees that the Administrative Agent and the Lenders may release publicity articles concerning the financing of the Borrower's Project.

                  (j) NOTICES AND ACTIONS UNDER CONSTRUCTION LENDING STATUTES. The Borrower will comply from time to time upon the request of the Administrative Agent with the requirements of any statutes in effect in the jurisdiction in which the Premises are located which do or may give the Loans priority over claims of contractors, laborers, materialmen or others for labor or other amounts due for work or labor performed, or materials furnished, to the Premises, including, without limitation, the filing, recording and giving of notices of this Instrument and the commencement of work to be financed thereby.

         17. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to such Lender under the Notes or any other Credit Documents to which the Borrower is a party, including, without limitation, all interests in Obligations of the Borrower purchased by such Lender pursuant to section 13.4(b) of the Credit Agreement, and all other claims of any nature or description arising out of or connected with this Note or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         18. TRANSFER AND EXCHANGE OF NOTES. Whenever any Note or Notes of the Borrower shall be surrendered for exchange or for transfer, the Borrower will execute and deliver in exchange therefor a new Note or Notes, in whatever appropriate denominations are requested.

         19. EVENTS OF DEFAULT. Any of the following specified events (each an "EVENT OF Default") shall constitute an Event of Default under this Instrument:

              (a) PAYMENTS: the Borrower shall (i) default in the payment when due of any principal of the Loans made to the Borrower for the Project or any other Project of the Borrower (whether at maturity, on a required prepayment or otherwise); or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on such Loans or any other amounts owing hereunder or under any other Credit Document; or

              (b) REPRESENTATIONS, ETC.: any representation, warranty or statement made by the Borrower herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

              (c) CERTAIN NEGATIVE COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in section 5, 10, 16(a)(i) or 16(c) of this Instrument; or

              (d) OTHER COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in this Instrument or any other Credit Document, other than those referred to in section 19.1(a) or (b) or (c) above, and such default shall not be remedied within 30 days after the earlier of (i) an officer (or similar official) of the Borrower obtaining actual knowledge of such default or (ii) the Borrower receiving written notice of such default from the Collateral Agent or the Required Lenders (any such notice to be identified as a "notice of default " and to refer specifically to this paragraph); PROVIDED, that in the case of any default referred to in this paragraph not involving a monetary obligation, the 30-day period referred to above may be extended by written notice from the Borrower (or the Company on its behalf) to the Collateral Agent delivered not later than 10 days following the giving of any notice referred to in the preceding clause (ii), for an additional period of up to 60 days, if (x) such notice from the Borrower (or the Company on its behalf) includes a certification that unavoidable delays or other circumstances are such that such default cannot be remedied within such 30-day period, but that such default can be remedied within the time period specified for such extension, and
         (y) throughout the period of such requested extension the Borrower is diligently and continuously taking all reasonable actions to remedy such default (it being understood that if the Borrower shall cease or abandon such efforts to remedy the default, such extension period shall immediately and automatically terminate); or

              (e)  EVENT OF DEFAULT UNDER CREDIT AGREEMENT: any Event of
         Default under and as defined in the Credit Agreement shall occur and be continuing beyond any grace period (if any) provided therein, regardless of whether such Event of Default does or does not relate to any events or circumstances which constitute, or which with notice or lapse of time, or both, would constitute, an Event of Default under this Instrument; or

              (f) PROJECT TAKE-OUT COMMITMENT, ETC.: the commitment issued by the Permanent Lender or the Supplemental Permanent Lender to the Borrower with respect to the Project shall, for any reason, cease to be in full force and effect, with availability, subject to the terms and conditions contained in such commitment, of loans thereunder sufficient to enable the Borrower to refinance all Loans for the Project which may be made under the Credit Agreement; or the Project Take-Out Agreement with respect to the Project shall, for any reason, cease to be in full force and effect; or

              (g) ACCELERATION OF OTHER INDEBTEDNESS: the Borrower shall (A) default in any payment with respect to any Indebtedness (other than the Loans of the Borrower for the Project or any other Project of the Borrower) having an unpaid principal amount (or Capitalized Lease Obligation, in the case of any Capital Lease) of $100,000 times the number of Projects at the time being financed by the Borrower under the Credit Agreement, or greater, or (B) default in the observance or performance of any agreement, covenant or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired), and (1) such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, and (2) the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) shall accelerate the maturity of all or any portion thereof, or shall demand payment thereof in the case of any such Indebtedness which is payable upon demand or after demand and notice, and such acceleration or demand for payment shall not have been rescinded prior to the acceleration of any of the Loans or other Obligations pursuant to section 10.2 of the Credit Agreement; or

              (h) LIEN OF THIS INSTRUMENT: this Instrument, after recording in the real property records in the jurisdiction in which the Premises are located, shall for any reason not be effective to establish and perfect, or shall otherwise not constitute, a perfected first priority lien on the Premises and the Improvements, subject to no other liens or security interests; or

              (i) BANKRUPTCY, ETC.: any of the following shall occur: (A) the Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or (B) an involuntary case is commenced against the Borrower and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or (C) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the Project or all or substantially all of the property of the Borrower; or (D) the Borrower commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "CONSERVATOR") of itself or the Project or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower; or (E) any such proceeding is commenced against the Borrower to the extent such proceeding is consented by the Borrower or remains undismissed for a period of 60 days; or (F) the Borrower is adjudicated insolvent or bankrupt; or (G) any order of relief or other order approving any such case or proceeding is entered; or (H) the Borrower suffers any appointment of any conservator or the like for it or the Project or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (I) the Borrower makes a general assignment for the benefit of creditors; or (J) any corporate (or similar organizational) action is taken by the Borrower for the purpose of effecting any of the foregoing.

         20.  REMEDIES. If an Event of Default, under and as defined in section 19 of this Instrument, has occurred and is continuing:

              (a) The Collateral Agent, acting by or through the Trustee, the Administrative Agent and the Lenders may exercise any one or more of the remedies specified in section 10.2 of the Credit Agreement or otherwise available at law or in equity.

              (b) To the extent permitted by applicable law, the Collateral Agent or Trustee may enter upon the Property Covered by this Instrument or any portion thereof and may exclude the Borrower therefrom; and having and holding the same, may use, operate, manage, and control the Property Covered by this Instrument and conduct business in connection therewith, including, without limitation the continuation of the construction of the Improvements if not previously completed, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, the Collateral Agent or Trustee, at the expense of the Borrower and from time to time, may maintain the Property Covered by this Instrument and may insure and reinsure the same, as may seem to the Collateral Agent or Trustee to be necessary or advisable; and, at the expense of the Borrower and from time to time, the Collateral Agent may make all repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon, as to the Collateral Agent or Trustee may seem necessary or advisable, and if the construction of the Improvements has not been completed, may cause such construction to be continued to completion or to such stage of completion as the Collateral Agent or Trustee considers necessary or advisable; and in every such case the Collateral Agent or Trustee shall have the right to carry on the construction thereof, enter into, terminate, cancel and/or enforce contracts or Tenant Leases related thereto, manage and operate the Property Covered by this Instrument and carry on the business thereof, and otherwise exercise all rights which the Borrower might otherwise have with respect thereto, in the name of the Borrower or otherwise, as the Collateral Agent or Trustee shall deem best or advisable; and the Collateral Agent or Trustee shall be entitled to collect all Rents, earnings, revenues, issues, profits and income of the Property Covered by this Instrument, awards made for the taking of or injury to the Property Covered by this Instrument through eminent domain or otherwise, including awards or damages for change of grade, and also return premiums or other payments upon insurance, and said Rents, earnings, revenues, issues, profits and income, awards, damages, premiums and payments are hereby assigned to the Collateral Agent or Trustee, and after deducting the expenses and costs of conducting the business thereof and of all betterments, additions, alterations, replacements, repairs and for taxes, assessments, insurance and prior or other charges upon or with respect to the Property Covered by this Instrument or any portion thereof, as well as just and reasonable compensations for the services of all counsel, agents, employees, receivers and other persons properly engaged or employed, the Collateral Agent or Trustee shall apply the proceeds as provided in section 21.

                  (c) To the extent permitted by applicable law, the Trustee is hereby authorized and empowered by the Borrower to sell the Property Covered by this Instrument in such manner as may be prescribed by law, by advertisement and public sale as provided by the laws of the jurisdiction in which the Real Property is located, or to foreclose this Instrument by judicial proceedings and sell the Property Covered by this Instrument pursuant to such proceedings as permitted by applicable law. Upon the occurrence of an Event of Default, the Borrower assents to the passage of a decree for the sale of the Property Covered by this Instrument and further authorizes the Trustee to sell the Property Covered by this Instrument. The Borrower does hereby authorize the Trustee to sell the Property Covered by this Instrument together or in lots or parcels, as to the Trustee shall seem expedient, and to execute and deliver to the purchaser or purchasers of such property good and sufficient deeds thereof with covenants of general, special or limited warranty or such other instruments of conveyance, assignment or transfer as the Trustee may deem appropriate. Payment of the purchase price to the Trustee shall satisfy the obligation of the purchaser at any such sale therefor, and he shall not be bound to look after the application thereof. The Trustee shall cause notice of any such sale to be mailed to the Borrower; but, except as otherwise provided by any applicable provision of law, failure so to mail any such notice shall not affect the validity of any such sale. If the Collateral Agent, acting on behalf of any or all of the holders of the Notes or other Indebtedness secured hereby, or any or all such holders acting on their own behalf, is the highest bidder, the Collateral Agent or such holders, as the case may be, may purchase at any sale or sales (whether statutory foreclosure or public sale or sales conducted as hereinabove authorized) and may, in paying the purchase price, turn in the Note or Notes or other Indebtedness secured hereby held by them, in lieu of cash, up to the entire amount owing thereunder, whether for principal, interest or other amounts, which amount as so designated as being turned over shall be considered distribution of the proceeds of such sale. The provisions set forth above as to public sale or sales in lieu of statutory foreclosure are not intended as an exclusive method of foreclosure hereunder or to deprive the Collateral Agent or Trustee of any other legal or equitable remedy available under applicable law. Accordingly, it is specifically agreed that the remedy of foreclosure by the Trustee's sale as hereinabove provided for shall be cumulative and shall not in any wise be construed as an exclusive remedy, and the Collateral Agent or Trustee shall be fully entitled to a statutory court foreclosure and to avail itself of any and all other legal or equitable remedies available under the laws of the jurisdiction in which the Real Property is located.

                  (d) The Borrower hereby authorizes the Collateral Agent or Trustee to demand and receive, in the place and stead of the Borrower, all amounts that may become due under any and each Tenant Lease, rental, contract, easement and other right of the Borrower pertaining or in any way relating to the Property Covered by this Instrument or any part thereof, and, when received, to apply the same to the costs and expenses incurred by the Collateral Agent or Trustee incurred hereunder and to the Indebtedness secured hereby. No demand for, and no receipt or application of any such amount shall be deemed to minimize, subordinate or affect in any way the lien hereof and rights hereunder of the Collateral Agent or any rights of a purchaser of any portion of the Property Covered by this Instrument at any foreclosure or other sale hereunder, as against the person from whom the amount was demanded or received, or his executors, administrators, successors or assigns, or anyone claiming under such Tenant Lease, rental, contract or other right.

                  (e) The Collateral Agent, acting by or through the Trustee, may exercise all rights and remedies granted by law and more particularly the Uniform Commercial Code, including, but not limited to, the right to take possession of the Personal Property Collateral, and for this purpose may peaceably enter upon any premises on which any or all of the Personal Property Collateral is situated, without being deemed guilty of trespass and without liability for damages thereby occasioned, and take possession of and operate the Personal Property Collateral or remove it therefrom; the Collateral Agent or Trustee shall have the further right to take any action it deems necessary, appropriate or desirable, at its option and in its discretion, to repair, refurbish or otherwise prepare the Personal Property Collateral for sale, lease or other use or disposition and to sell at public or private sales or otherwise dispose of, lease or utilize the Personal Property Collateral and any part thereof in any manner authorized or permitted by law and to apply the proceeds thereof toward payment of any costs and expenses, including reasonable attorneys' fees and legal expenses, to the extent permitted by law, thereby incurred by the Collateral Agent or Trustee and toward payment of the Indebtedness and all other indebtedness described in this Instrument, in such order and manner as may be provided in the Credit Agreement or this Instrument or in the event such provisions are not applicable in such order and manner as the Collateral Agent or Trustee may elect.

         21. COSTS OF ENFORCEMENT; APPLICATION OF PROCEEDS; BORROWER LIABLE FOR DEFICIENCY, ETC. (a) In case of (i) foreclosure of this Instrument in any court of law or equity, whether or not any order or decree shall have been entered therein, and to the extent permitted by law, a reasonable sum shall be allowed for attorney's fees of the Collateral Agent or Trustee in such proceedings, for stenographer's fees and for all moneys expended for documentary evidence and the cost of a complete abstract of title and title report for the purpose of such foreclosure, such sums to be secured by the lien hereunder, and, to the extent permitted by law, there shall be included in any judgment or decree foreclosing this Instrument and be paid out of such rents, issues and profits or out of the proceeds of any sale made in pursuance of any such judgment or decree, or (ii) any other realization by the Collateral Agent or Trustee upon or with respect to the Property Covered by this Instrument or any part or portion thereof, the proceeds thereof shall be applied as follows:

                  (A) first, to the payment or reimbursement of the Collateral Agent or Trustee for all costs and expenses of such suit or suits or other enforcement activities of the Collateral Agent or Trustee, including, but not limited to, the costs of advertising, sale and conveyance, including attorneys', solicitors' and stenographers' fees, if permitted by law, outlays for documentary evidence and the cost of such abstract, examination of title and title report;

                  (B) second, to the extent proceeds remain after the application pursuant to preceding clause (A), to reimburse the Collateral Agent for all moneys advanced by the Collateral Agent or Trustee, if any, for any purpose authorized in this Instrument with interest at the Default Rate;

                  (C) third, to the extent proceeds remain after the application pursuant to preceding clause (B), an amount equal to the outstanding Indebtedness shall be applied by the Collateral Agent or Trustee to the Indebtedness secured hereby in such order as may be provided in the Credit Agreement; and

                  (D) fourth, to the extent remaining after the application pursuant to the preceding clauses (A), (B) and (C) and payment in full of the Indebtedness hereby secured, to the Borrower or to whomever may be lawfully entitled to receive such payment.

         (b) It is understood that the Borrower shall remain liable to the extent of any deficiency between (x) the amount of the proceeds of the Property Covered by this Instrument and the amount of the sum referred to in the foregoing clauses (A) and (B) and (y) the aggregate outstanding amount of the Indebtedness secured hereby.

         22. RECEIVER. In the event an action shall be instituted to foreclose this Instrument, or prior to foreclosure but after default, the Collateral Agent or Trustee shall be entitled to the appointment of a receiver of the rents, issues and profits of the Property Covered by this Instrument as a matter of right, with power to collect the rents, issues and profits of the Property Covered by this Instrument due and becoming due during the period of default and/or the pendency of such foreclosure suit to and including the date of confirmation of the sale under such foreclosure and during the redemption period, if any, after such confirmation, such rents, issues and profits being hereby expressly assigned and pledged as security for the payment of the Indebtedness secured by this Instrument without regard to the value of the Property Covered by this Instrument or the solvency of any person or persons liable for the payment of the Indebtedness and regardless of whether the Collateral Agent or Trustee has an adequate remedy at law. The Borrower for itself and for any subsequent owner hereby waives any and all defenses to the application for a receiver as above provided and hereby specifically consents to such appointment, but nothing herein contained is to be construed to deprive the holder of this Instrument of any other right or remedy or privilege it may now have under the law to have a receiver appointed. The provision for the appointment of a receiver and the assignment of such rents, issues and profits is made an express condition upon which the Loans hereby secured are made. In such event, the court shall at once on application of the Collateral Agent, Trustee or their attorneys in such action, appoint a receiver to take immediate possession of, manage and control the Property Covered by this Instrument, for the benefit of the holder or holders of the Indebtedness and of any other parties in interest, with power to collect the rents, issues and profits of the Property Covered by this Instrument during the pendency of such action, and to apply the same toward the payment of the several obligations herein mentioned and described, notwithstanding that the same or any part thereof is occupied by the Borrower or any other person. The rights and remedies herein provided for shall be deemed to be cumulative and in addition to and not in limitation of those provided by law and if there be no receiver so appointed, the Collateral Agent or Trustee may proceed to collect the rents, issues and profits from the Property Covered by this Instrument. From any such rents, issues, and profits collected by the receiver or by the Collateral Agent or Trustee prior to a foreclosure sale, there shall be deducted the cost of collection thereof and the expenses of operation of the Property Covered by this Instrument, including but not limited to real estate commissions, receiver's fee and the reasonable fees of its attorney, if any, and the Collateral Agent's or Trustee's attorney's fees, if permitted by law, and court costs, the remainder to be applied against the Indebtedness. In the event the rents, issues and profits are not adequate to pay all tax and other expenses of operation, the Collateral Agent or Trustee may, but is not obligated to, advance to any receiver the amounts necessary to operate, maintain and repair, if necessary, the Property Covered by this Instrument and any such amounts so advanced, together with interest thereon at the Default Rate from and after the date of advancement, shall be secured by this Instrument and have the same priority of collection as the principal of the Indebtedness secured hereby.

         23. LIABILITY OF BORROWER NOT AFFECTED. No sale of the Property Covered by this Instrument, no forbearance on the part of the Collateral Agent, no extension of the time for the payment of the Indebtedness and no change in the terms of the payment thereof consented to by the Collateral Agent or Trustee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Borrower hereunder or the original liability of the Borrower or any other obligor under any of the Indebtedness, either in whole or in part. No waiver by the Collateral Agent or Trustee of any breach of any covenant of the Borrower herein contained shall be construed as a waiver of any subsequent breach of the same or any other covenant herein contained. The failure of the Collateral Agent, Trustee and/or the Lenders to exercise the option for acceleration of maturity and/or foreclosure (including sale under power of sale hereunder) following any default as aforesaid or to exercise any other option granted to the Collateral Agent or Trustee hereunder in any one or more instances, or the acceptance by the Collateral Agent, Trustee and/or the Lenders of partial payments hereunder shall not constitute a waiver of any such default, nor extend or affect the grace period, if any, but such option shall remain continuously in force with respect to any unremedied or uncured default. Acceleration of maturity once claimed hereunder by the Collateral Agent or Trustee may, at the option of the Collateral Agent or Trustee, be rescinded by written acknowledgment to that effect by the Collateral Agent or Trustee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, or extend or affect the grace period, if any. The Collateral Agent or Trustee may pursue any of its rights without first exhausting its rights hereunder and all rights, powers and remedies conferred upon the Collateral Agent or Trustee herein are in addition to each and every right which the Collateral Agent or Trustee may have hereunder at law or equity and may be enforced concurrently therewith.

         24. PARTICIPATION IN PROCEEDINGS. If any action or proceeding be commenced, to which action or proceeding the Collateral Agent or Trustee is made a party by reason of the execution of this Instrument or the Indebtedness, or in which it becomes necessary to defend or uphold the lien of this Instrument, or the priority thereof or possession of the Property Covered by this Instrument, or otherwise to perfect the security hereunder, or in any suit, action, legal proceeding or dispute of any kind in which the Collateral Agent or Trustee is made a party or appears as party plaintiff or defendant, affecting the interest created herein, or the Property Covered by this Instrument, including, but not limited to, bankruptcy, probate and administration proceedings, foreclosure of this Instrument or any condemnation action involving the Property Covered by this Instrument, all sums paid by the Collateral Agent or Trustee for the expense of any litigation to prosecute and defend the rights and liens created hereby shall be paid by the Borrower, to the extent permitted by applicable law, together with interest thereon from the date of payment at the Default Rate. Any such sum and the interest thereon shall be immediately due and payable upon demand and be secured hereby, having the benefit of the lien hereby created, as a part hereof and its priority.

         25. REMEDIES CUMULATIVE. Each remedy or right of the Collateral Agent or Trustee shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or of a different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by the Collateral Agent or Trustee.

         26. COLLATERAL AGENT SUBROGATED TO PRIOR LIENS PAID OUT OF LOAN PROCEEDS. Should the proceeds of any Loans made by any Lender to the Borrower, the repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by the Collateral Agent, Trustee or any Lender, be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Property Covered by this Instrument or any part thereof, then the Collateral Agent shall be subrogated to such other liens or encumbrances and upon any additional security held by the holder thereof and shall have the benefit of the priority of all of the same.

         27. FURTHER ASSURANCES. The Borrower shall execute, acknowledge and deliver any and all such further acts, conveyances, documents, mortgages and assurances as the Collateral Agent or Trustee may reasonably require for accomplishing the purpose hereof forthwith upon the request of the Collateral Agent or Trustee, whether in writing or otherwise. The Borrower, within 10 days upon request by mail, shall furnish a written statement duly acknowledged of the amount due upon this Instrument and the Indebtedness (both unpaid principal and accrued interest) and whether any offset or defenses exist against the Indebtedness, and any other information which might reasonably be requested in connection with the sale of the Indebtedness, or any portion thereof or interest therein, to any third party, or an audit of the Collateral Agent or Trustee, and which may be relied on for such purposes.

         28. BORROWER'S OBLIGATIONS ABSOLUTE. The lien of this Instrument and the obligations of the Borrower hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                  (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Credit Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Instrument except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

                  (c) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee;

                  (d) any limitation on any person's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Borrower, any other Credit Party or any Subsidiary of any thereof, or any action taken with respect to this Instrument by any trustee or receiver, or by any court, in any such proceeding, whether or not the Borrower shall have notice or knowledge of any of the foregoing.

         29. NOTICES. Wherever notices may appropriately be given under this Instrument, such notices shall be in writing and shall always be treated as having adequately been given if:

                  (a) when intended for the Borrower, five days after dispatch by Registered or Certified Mail return receipt requested, addressed to the mailing address, as set out herein or to such other address or to such other person, as the Borrower may from time to time, designate in writing; or

                  (b) when intended for the Collateral Agent or Trustee, five days after dispatch by Registered or Certified Mail return receipt requested, addressed to the mailing address of the Collateral Agent or Trustee as set out herein or to such other address or to such other person as the Collateral Agent may from time to time designate in writing.

         30. DISCHARGE OF INSTRUMENT; RELEASE OF PROPERTY. (a) After the termination of the Total Commitment and when all Loans and other Obligations have been paid in full, or earlier in accordance with the provisions of section
13.9 of the Credit Agreement, this Instrument shall terminate, and the Collateral Agent, at the request and expense of the Borrower, will execute and deliver to the Borrower a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Instrument, and will duly assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) such of the Personal Property Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Instrument. In case of failure of the Collateral Agent to promptly so release this Instrument, all claims for statutory penalties and damages are hereby waived.

         (b) So long as no payment default on any of the Indebtedness secured hereby is in existence or would exist after the application of proceeds as provided below, the Collateral Agent shall, at the request of the Borrower, release any or all of the Property Covered by this Instrument, PROVIDED that (x) such release is permitted by the terms of clause (G) of section 6 of this Instrument, or section 9.2 of the Credit Agreement) or otherwise has been approved in writing by the Required Lenders (or all of the Lenders, if required by section 13.13 of the Credit Agreement) and (y) if required pursuant to the provisions of section 5.2 of the Credit Agreement, the proceeds of such Collateral are applied to the prepayment of the Loans for the Project.

         (c) At any time that the Borrower desires that the Collateral Agent take any action to give effect to any release of any or all of the Property Covered by this Instrument pursuant to the foregoing paragraph (a) or
(b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer stating that the release of the respective portion of or all of the Property Covered by this Instrument is permitted pursuant to paragraph (a) or (b). In the event that any part of the Property Covered by this Instrument is released as provided in paragraph (a), the Collateral Agent, at the request and expense of the Borrower, will duly release such part of the Property Covered by this Instrument and assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) such of the part of the Property Covered by this Instrument as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Instrument. The Collateral Agent shall have no liability whatsoever to any Lender as the result of any release of all or any part of the Property Covered by this Instrument by it as permitted by this section. Upon any release of all or any part of the Property Covered by this Instrument pursuant to paragraph (a) or (b), none of the Collateral Agent or any of the Lenders shall have any continuing right or interest in the same, or the proceeds thereof.

         31. SUBSTITUTE TRUSTEE. Collateral Agent shall have, and is hereby granted by Borrower with a warranty of further assurances, the irrevocable power to appoint a substitute trustee or trustees hereunder and to remove any or all trustees hereunder from time to time without notice and without specifying any reason therefor, by filing for record a deed of appointment in the office in which this Deed of Trust is recorded. Such power of removal and appointment may be exercised as often and whenever Collateral Agent deems it advisable, and the exercise of such power, no matter how often, shall not result in an exhaustion of such power. Upon the recordation of each such deed of appointment or removal, each trustee so appointed shall become fully vested with identically the same title and estate in and to the Property Covered by This Instrument and with all the identical rights, powers, trusts and duties hereunder given.

         32. MISCELLANEOUS. (A) ACKNOWLEDGMENT OF RECEIPT OF COPIES OF CREDIT DOCUMENTS. The Borrower acknowledges that it has received from the Collateral Agent without charge a true and correct copy of this Instrument and each other Credit Document executed and delivered on or prior to the date hereof.

         (b) INDEMNIFICATION. The Collateral Agent and its successors and assigns shall be entitled to all of the benefits of the indemnification provisions of the Credit Agreement and the other Credit Documents. All of the terms and provisions of section 13.1 of the Credit Agreement (including any defined terms used therein) are by this reference thereto hereby incorporated into this Instrument for the benefit of the Collateral Agent and its successors and assigns as fully as if written out at length herein, and any references in such section of the Credit Agreement to the "Company" shall be deemed to refer to, and constitute obligations of, the Borrower.

         (c) SUBSEQUENT SERVICES OF COUNSEL TO COLLATERAL AGENT OR TRUSTEE. To the extent services are required of the Collateral Agent's or Trustee's counsel after the date hereof, which are normally incident to the closing, amendment, alteration, and enforcement of this Instrument, and all provisions herein contained, the Borrower shall, to the extent permitted by law, pay the reasonable fees therefor, promptly upon the rendering of such a bill and delivery thereof to the Borrower.

         (d) NO PARTNERSHIP OR JOINT VENTURE. Neither this Instrument, the Credit Agreement, the Notes, any other Indebtedness secured hereby, any of the other Credit Documents, or any of the Designated Hedge Agreements, are intended or shall be construed as creating a partnership or joint venture between the Borrower, on the one hand, and the Collateral Agent or any other holder of any of the Indebtedness, on the other hand; and the relationship of the Borrower and the Collateral Agent hereunder shall solely be that of borrower and collateral agent for the holders of the Indebtedness secured hereby.

         (e) ELECTION OF COLLATERAL AGENT TO SUBORDINATE. At the option of the Collateral Agent (acting on instructions from all of the Lenders), this Instrument shall become subject and subordinate in whole or in part (but not in respect to the priority of entitlement to insurance proceeds or any award in condemnation) to any or all leases and/or subleases of all or any part of the Property Covered by this Instrument upon the execution by the Collateral Agent and recording thereof, at any time hereafter, in the appropriate recorder's office, a unilateral declaration to that effect.

         (f) WAIVER OF HOMESTEAD AND EXEMPTION RIGHTS, ETC. To the extent permitted by law with respect to the Indebtedness secured hereby or any renewals or extensions thereof, the Borrower waives and renounces any and all homestead and exemption rights, as well as the benefit of all valuation and appraisement privileges, and also moratoriums under or by virtue of the constitution and laws of the jurisdiction in which the Real Property is located or any other state or of the United States, now existing or hereafter enacted.

         (g) COVENANTS RUN WITH THE LAND. All the covenants hereof shall run with the land. Nothing herein contained nor any transaction related hereto shall be construed or shall so operate, either presently or prospectively, to require the Borrower to pay interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate.

         (h) GOVERNING LAW; SUCCESSORS AND ASSIGNS; SEVERABILITY, ETC. This Instrument shall be construed and enforced according to the laws of the jurisdiction in which the Real Property is located, and shall be binding upon the Borrower, its successors and assigns, any subsequent owners of the Property Covered by this Instrument, and shall inure to the benefit of the Collateral Agent, Trustee, its successors-in-trust and assigns. Any provision of this Instrument which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (i) NO MODIFICATION. None of the terms and conditions of this Instrument may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Borrower and the Collateral Agent (with the consent of the Required Lenders or, to the extent required by section 13.13 of the Credit Agreement, all of the Lenders), PROVIDED, HOWEVER, that no such change, waiver, modification or variance shall be made to this provision without the consent of each Lender adversely affected thereby.

         (j) AGENCY PROVISIONS. By accepting the benefits of this Instrument, each Lender acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in section 11 of the Credit Agreement. Notwithstanding anything to the contrary contained in of this Instrument, the duties and obligations of the Collateral Agent set forth or incorporated into the provisions of this Instrument may not be amended or modified without the consent of the Collateral Agent.

         (k) WAIVER OF TRIAL BY JURY. THE BORROWER, COLLATERAL AGENT AND TRUSTEE EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (l) TIME OF ESSENCE. It is specifically agreed that time is of the essence with respect to this Instrument and that the waiver of the rights or options, or obligations secured hereby, shall not at any time thereafter be held to be abandonment of such rights. Notice of the exercise of any right or option granted to the Collateral Agent herein, or in the Indebtedness secured hereby, is not required to be given.

         (m) COUNTERPARTS. This Instrument may be executed by the Borrower in counterparts, each of which shall be an original and all of which collectively shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Borrower has caused this Instrument to be duly executed and delivered as of the date first set forth above.


                                             ALS NATIONAL, INC.



                                             BY: /S/ MARK J. CHAPMAN    (SEAL)
                                                 -----------------------------
                                             NAME:  MARK J. CHAPMAN
                                             TITLE:  VICE PRESIDENT

STATE OF:         WISCONSIN            COUNTY OF:    WAUKESHA
          ----------------------------           -----------------------

         I HEREBY CERTIFY that on this 13 day of October, 1999, before me, a Notary Public for the state and county aforesaid, personally appeared Mark J. Chapman know to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the Vice President of ALS National, Inc., that he has been duly authorized to execute, and has executed, the foregoing instrument on behalf of the said entity for the purposes therein set forth, and that the same is its act and deed.

         IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.





                                             /s/Randi Bougneit
                                          -----------------------------
                                                Notary Public


My commission expires on          5/11/03        .
                         -------------------------

                           CERTIFICATE OF PREPARATION

                  This is to certify that this instrument was prepared by, or under the supervision of, the undersigned, an attorney admitted to practice and in good standing before the Court of Appeals of Maryland.



                                               /s/ Jonathan M. Prince
                                          ------------------------------------
                                          Jonathan M. Prince